UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Huntington Asset Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy.

Dover, DE 19901

(Name and address of agent for service)

With a copy to:

John H. Lively, Esq.

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway,

Suite 310

Leawood, KS 66221

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/15

Item 1. Reports to Stockholders.

ANNUAL REPORT

May 31, 2015

BFS Equity Fund

185 Asylum Street  —  City Place II  —  Hartford, CT 06103  —  (855) 575-2430

Letter to Shareholders

Dear Fellow Shareholders,

This annual report covers the period June 1, 2014 through May 31, 2015 – the BFS Equity Fund’s (the “Fund”) first full fiscal year.

The Fund was launched on November 8, 2013, with initial funds from investors of $1.1 million. On June 1, 2014, the Fund had net assets of $12.7 million. During the course of the last fiscal year, the net assets increased 59% to $20.2 million as of May 31, 2015. This growth was driven by both robust inflows from investors into the Fund, as well as by the positive investment returns achieved over the past fiscal year.

Despite a plethora of global economic and geo-political challenges, the U.S. stock market climbed the proverbial “wall of worry,” as it churned ahead during the period under review. The Fund achieved a total return of 9.3% for the year ending May 31, 2015. This was less than the 11.8% total return of the S&P 500® Index (“S&P 500) and the 10.3% total return of the Dow Jones Industrial Average (“Dow Jones”). However, during the second half of our fiscal year  –  the six-month period from December 1, 2014 through May 31, 2015, the Fund outperformed the S&P 500 by 1.2% and the Dow Jones by 1.9%.

This report includes a commentary from the Lead Portfolio Manager, Tim Foster, and Co-Portfolio Managers, Tom Sargent and Keith LaRose. You will also find a listing of the portfolio holdings as of May 31, 2015, as well as financial statements and detailed information about the performance and positioning of the Fund.

With energy and commodity prices gyrating and interest rates poised to increase later this year, which will probably bring to an end the 30-year bull market in bonds, we view the stock market over the next year with somewhat more caution than a year ago. The bull market in the U.S. stock market, which commenced in March, 2009, has entered its seventh year, and equity valuations, while not unreasonable, are not undervalued as they were several years ago. Other potential headwinds involve geo-political tensions in many parts of the globe. Russia’s annexation of Crimea, aggression in Ukraine, and the recent sale of sophisticated SAM missiles to Iran are examples of a belligerent foreign policy. Another cause for investor anxiety is the raging cauldron in the Middle East  –  nuclear weapons within Iran’s reach, the gains of ISIS, and the re-emergence of Al-Qaeda. Finally, the strong U.S. dollar and lower profits from the energy sector are holding back earnings growth for many U.S. companies, and stock market gains over the longer term are based on higher earnings.

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On the other hand, the U.S. economy continues its moderate growth. Real GDP in the U.S. grew at an annualized 2.7% for the four quarters ending in March 2015. For the twelve months ending May 31, 2015, the U.S. economy created an average of 250,000 new jobs each month. Inflation continues to register at below 2%. Finally, the economies in Europe and Japan are showing signs of renewed growth. Taking all these factors into account, we remain cautiously optimistic that the U.S. stock market may continue to track modestly higher for the remainder of 2015.

In closing, it is important to reiterate our belief that our investment strategy of investing in quality growth stocks purchased with a risk-mitigating approach and positioned to provide a margin of safety in the case of economic or market weakness is effective over the longer term. Thirty-six of the forty-three companies that the Fund owned as of May 31, 2015 pay dividends, and a considerable number are so-called “dividend aristocrats” – companies which have increased their dividend payouts annually for the past 25 years. We believe the Fund’s ownership of shares in quality companies with strong brands, good balance sheets, professional management, and robust cash flow should be able to withstand market corrections, even bear markets, and perform well over the longer term.

The Portfolio Managers of the Fund and I are shareholders together with you. We thank you for the trust that you have placed in us to manage your assets.

Sincerely,

Robert H. Bradley

President and CEO

Bradley, Foster & Sargent, Inc.

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Portfolio Managers’ Letter

TO OUR SHAREHOLDERS

May  31st, 2015 marked the end of the first full fiscal year for the BFS Equity Fund (the “Fund”). On an absolute basis, the Fund returned 9.3% for the twelve month period ending May 31, 2015. We view this as a reasonable return on shareholders’ investment (both yours and ours) as it approximates the 10% average annual return for the equity markets over the past several decades. The S&P 500® Index (“S&P 500”) over the same twelve month period returned 11.8% and The Dow Jones Industrial Average (“Dow Jones”) returned 10.3%. Relative to the two benchmarks, the Fund trailed the S&P 500 by 2.5 percentage points and the Dow Jones Industrial Average by 1.0 percentage point.

MARKET COMMENTARY

This past March, the U.S. equity markets rolled into the seventh year of recovery since the market bottom in March of 2009. As recovery cycles go, this places the current recovery just a little longer in duration than the mean of the past several business cycles. With market gains of just over 300% from the bottom, the magnitude of the recovery now exceeds the average as well. Does this imply the end of the recovery may be imminent? Not at all! Recoveries do not end by duration and magnitude alone. The fundamental underpinnings of the equity market remain positive, including positive real GDP growth, an accommodative Federal Reserve, low inflation and low interest rates. However, in the course of tripling over the past six years, stock valuations are now somewhat above average, corporate profit margins are now at record levels and most global economies are being fueled by unprecedented central bank quantitative easing programs. The final chapter of how quantitative easing eventually unwinds and the resulting impact on global economies and equity markets has yet to be written.

From an investment perspective, it would be fair to conclude that this economic and market cycle is well underway and perhaps entering a transitional crossroads as the Federal Reserve now contemplates its first interest rate hike in many years. The central bank driven liquidity that benefitted all equities over the past six years may have hit the high water mark. Healthy equity returns going forward may prove more challenging. Quarter over quarter, real GDP growth ranged from a robust 5.0% in the third quarter of 2014 to a contraction of 0.7% in the first quarter of 2015. Who would have thought a year ago that oil prices

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would plummet from over $100 per barrel to less than $50; that due to record harvests, corn and soybean prices would tumble by a third; but that gold prices would remain relatively stable near $1,200 per ounce? Also, the U.S. dollar became the lowest risk option amidst global uncertainty and appreciated strongly versus almost every other global currency. A rising U.S. dollar and tumbling commodity prices forced a major recalculation of U.S. corporate earnings potential and shook the market with a very brief 9.9% correction last October. For the most part, however, the market just ground its way higher with generally low volatility.

INVESTMENT STRATEGY

In structuring the composition of the Fund, we strive to be proactive, building our exposure to those sectors and companies we view as potential beneficiaries of change; whether it is the growing tailwinds of improving pricing power or the diminishing headwinds of de-regulation or deflation. These investment themes often take time to play out; thus, when evaluating the attractiveness of a particular holding, we often have a three to five-year time horizon. Our stock selection process is to choose among the many high-quality businesses we have identified through our bottom-up research process and to use a longer investment time horizon as a competitive advantage in our favor. Two strategies emerge from the time-is-in-our-favor camp. One is seeking to identify changes the market has not yet priced in, and two is to take advantage of sell-offs the market may provide when both institutional and individual investors may overreact to a short term negative event. Top down macro-economic views do play a role with respect to both our sector and security selection, but our purchase and sale decisions are driven to a greater extent by our analysis of the absolute and relative attractiveness of each company. For instance, best-of-breed or industry leaders are highly sought after candidates for inclusion in the Fund, ideally if valuations provide a margin for error in terms of a discount to intrinsic value or, at a minimum, a discount relative to comparable companies. Investment risks and opportunities are analyzed company-by-company and, for each holding, we seek to judge whether all the key factors are incorporated into the company’s stock price. As such, we endeavor to deliver attractive risk-adjusted results over a full market cycle by utilizing a disciplined approach targeting results which should compare favorably to benchmarks, as well as peer managers, but avoids reaching for that elusive top decile performance that can invite bottom decile rankings as well.

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INVESTMENT COMMENTARY

For the year ended May 31, 2015, the S&P 500 remained in a fairly narrow rising trend channel capping the 12 months with a gain of 11.8%. For the same period, the Fund had a total return of 9.3%. For the S&P 500, there was a very brief pullback of 9.9% beginning mid-September through mid-October that occurred so quickly few investors had time to react. Rapid swings in currency, commodities and interest rates were each contributing catalysts to the correction, but the volatility of each has since abated in 2015. As the economic, monetary and valuation underpinnings of the market remained solid over the period, our outlook and fully invested portfolio positioning remained consistent as well. At the end of our first full fiscal year, the Fund had positions in 43 companies and was well diversified with sector exposures reasonably close to those of the S&P 500.

Having launched the Fund in November 2013, already five years into the recovery cycle, our generally positive view was tempered with some caution. You only get to launch a fund once and our mid-recovery cycle starting point, we believed, better supported a more cautious approach than buying the high fliers and hoping they continued to soar. Looking forward to the upcoming year, we maintain our caution given the higher market valuations. Our economic outlook remains skewed toward improving real GDP growth and, eventually, higher interest rates.

Technology

The Technology sector was our heaviest weighted sector at 20.0%, as well as the heaviest weighted sector of the S&P 500, also at 20.0%. Our top performing stocks were Apple (+46.6%) and Cognizant (+45.1%), followed by Adobe (+22.5%). We continue to like the prospects for Google, but for the period, Google was our worst Tech performer with a decline of 4.6%. Our Tech selections performed 3.5 percentage points better than the S&P 500.

Healthcare

At a 15.4% weighting, Healthcare was our second largest sector exposure. Our Healthcare selections, although contributing to our returns, fell shy of the S&P 500 Healthcare sector returns by 8.5%. Our holdings include a conservative range of large global pharmaceutical companies, scientific instrument companies, animal health businesses, and bio-technology businesses. Biotechnology names became stock market darlings. Zoetis was our best

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contributor (+63.4%), followed by Celgene (+49.6%), and Gilead Sciences (+38.3%). Every holding in the sector contributed positively to performance.

Industrials

Compared to the S&P 500 Industrial sector weighting of 10.2%, Industrials were our largest relative sector bet at 13.6%. Unfortunately, both commodity price swings, as well as a much stronger dollar conspired such that the Fund’s Industrial sector’s contribution to total return was 3.8%, a little shy of the 5.3% return for the S&P 500 Industrial sector. Railroads, which had been outstanding performers last year, gave up some gains and Union Pacific, Kansas City Southern and Genesee & Wyoming all declined. After many years of trailing the market, the ongoing transformation of GE from a financial titan to an energy and infrastructure powerhouse led to a gain of 11.9%.

Financials

The S&P 500 Financial sector had a total return of 12.3%. The Fund’s Financial sector return was 5.0%. Our holdings were purposefully weighted toward larger financial institutions that we view as inexpensive, resilient and beneficiaries of both higher interest rates and improved economic growth. In our opinion, these large financial institutions are healthy and well-capitalized. We believe that they are poised to deliver attractive total returns over a longer-term time horizon through earnings growth distributed to shareholders by means of share buybacks and increased dividends. Continued progress on reduced regulatory pressure as well as loan growth will be necessary to unleash this potential. Our positions in HSBC Holdings Plc and Bank of America both detracted from our performance in the sector and the stocks were sold. J.P. Morgan Chase, Wells Fargo and State Street were healthy contributors. American Express stumbled earlier this year with the announcement of the loss of the co-branded Costco partnership. We continue to hold the stock, now selling at its lowest relative P/E multiple in many years. Although our Financial sector positions underperformed the S&P 500 Financial sector benchmark, we believe that with stronger U.S. economic growth, higher interest rates, and tapering regulatory pressure, our portfolio choices will produce solid long-term results going forward.

Consumer Staples and Discretionary

The Consumer Discretionary sector provided the Fund’s best relative performance of 30.9% versus 18.0% for the S&P 500 Consumer Discretionary sector. The Fund’s Consumer Staples holdings also outperformed the S&P 500

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Consumer Staples sector. Well known consumer franchises like Starbucks, Home Depot, Nike and Walt Disney each provided handsome double digit returns. Lesser known by its corporate moniker, Jarden, but well recognized by its many leading consumer brands in sporting goods, camping gear and kitchen appliances, Jarden contributed a healthy 15.5%, as well. The more defensive Consumer Staples sector offered somewhat modest single digit returns, but consolidation in the beverage industry resulted in Constellation Brands being the top performing Consumer Staples position (+40.5%).

Energy

During a period in which oil prices collapsed by more than 50%, it is little wonder that the Energy sector was the worst performing sector for the Fund (-16.7%), as well as for the S&P 500 (-15.4%). There was only a single positive energy stock contributor to the Energy sector returns during the review period. Initiating a positon after a sharp correction, our purchase of Core Labs returned 8.7% for the holding period. The stocks of the companies most negatively impacted by the collapse in oil prices were the shale-centric and fast growing exploration and production companies: Continental Resources (-42.7%) and EOG Resources (-15.6%). We narrowed our exposures at the end of the period under review, bringing our energy weighting at the end of the period to 7.4% of Fund assets – below the S&P 500 benchmark of 8.0%. The Fund is currently narrowly focused on three energy names: EOG, Core Labs and Schlumberger.

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CLOSING COMMENTS

This bull market has been underway for more than 6 years and we believe it is likely we are now in the later innings of this recovery cycle. There are two critical elements that will continue to drive our investment strategies going forward: the quality of the companies we seek to include in the Fund, as well as valuation. Staying disciplined about not paying too much for even a great company often limits our exposure to those new technologies that gain headlines and lots of investor attention. It also limits our potential for capital loss when the cycle shifts to a correction phase. We currently see few imbalances that would lead us to believe near term economic growth is threatened or that the Federal Reserve is likely to significantly raise interest rates any time soon. We do, however, continue to shape our portfolio to preserve capital in times of economic adversity and create wealth in more buoyant times.

We, at Bradley, Foster & Sargent, Inc., look forward to serving you through our management of the Fund. Thank you for placing your capital under our care.

Timothy Foster	Keith LaRose	Thomas Sargent
Lead Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

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ANNUAL PERFORMANCE REVIEW

(UNAUDITED)

The Fund underperformed the S&P 500 Index and the Dow Jones Industrial Average for the year ended May 31, 2015, returning 9.3% versus 11.8% for the S&P 500 and 10.3% for the Dow Jones Industrial Average.

Key Detractors from Relative Results

•

Healthcare, one of the larger sectors in the S&P 500, as well as for the Fund at 15.4%, generated very attractive returns of 18.8% for the Fund, but below the S&P 500 Healthcare sector return of 27.3%. Three stalwarts of the pharmaceutical industry trailed the S&P 500 substantially with only modest contributions from Johnson & Johnson (+1.5%), Pfizer (+4.5%) and Merck (+8.5%).

•

Financials proved vexing for our stock selections. While we were underweighted the S&P 500 Financial sector at 13.3% versus 16.2%, our returns trailed at 5.0% versus 12.3% for the S&P 500. Our three primary detractors were: American Express (-11.8%), HSBC Holdings (-7.0%) and US Bancorp (-2.1%).

Key Contributors to Relative Results

•

On the positive side, the Fund was overweighted in the Consumer Discretionary sector at 12.9% versus 12.5% for the S&P 500 Consumer Discretionary sector. This helped power relative returns of 30.9% versus 18.0% for the S&P 500. Four stocks each returned better than 30%: Starbucks (+43.9%), Home Depot (+41.8%), Nike (+33.7%) and Walt Disney (+33.0%).

•

Technology, the largest Fund and S&P 500 sector at 20.0%, also contributed solid returns. Apple (+46.6%) and Cognizant (+45.1%) were the standout performers, with 20+% returns also coming from Adobe, MasterCard and Amphenol.

FUND INFORMATION

ASSET ALLOCATION

(as a percentage of total investments)

TEN LARGEST HOLDINGS (%)	FUND
Walt Disney	3.8
Apple	3.8
Google – Class A	3.2
Danaher	3.0
Microsoft	2.8
Schlumberger	2.7
Thermo Fisher Scientific	2.6
Wells Fargo	2.5
Zoetis	2.5
JP Morgan Chase	2.5

SECTOR DIVERSIFICATION (%)	FUND	S&P 500
Technology	20.0	20.0
Healthcare	15.4	15.1
Industrial	13.6	10.2
Financials	13.3	16.2
Consumer Discretionary	12.9	12.5
Consumer Staples	10.8	9.5
Energy	7.4	8.0
Materials	3.9	3.2
Telecommunication Services	0.0	2.3
Utilities	0.0	3.0

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Investment Results (Unaudited)

Total Returns* (For the periods ended May 31, 2015)

		Annualized
	One Year	Since Inception (November 8, 2013)
BFS Equity Fund	9.27%	10.77%
S&P 500® Index**	11.81%	15.10%
Dow Jones Industrial Average®***	10.27%	12.34%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated September 30, 2014, were 3.94% of average daily net assets (1.26% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund until September 30, 2015, so that total annual fund operating expenses do not exceed 1.00%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Trust, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Fees and Expenses of Acquired Funds,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including ETFs, that have their own expenses. The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three years, less any reimbursement previously paid, provided total expenses do not exceed the limitation in place at the time of such waived fees or reimbursed expenses.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 575-2430.

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* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

** The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

*** The Dow Jones Industrial Average® is a widely recognized unmanaged index of equity prices and is representative of a narrower market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

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The chart above assumes an initial investment of $10,000 made on November 8, 2013 (commencement of operations) held through May 31, 2015. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (855) 575-2430. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

AVAILABILITY OF PORTFOLIO SCHEDULE (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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SUMMARY OF FUND’S EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the six month period, December 1, 2014 to May 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period Ended May 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period Ended
BFS Equity Fund	December 1, 2014	May 31, 2015	May 31, 2015*
Actual	$1,000.00	$1,042.20	$6.36
Hypothetical ** (5% return before expenses)	$1,000.00	$1,018.70	$6.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365.
**	Assumes a 5% return before expenses.

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Schedule of Investments

May 31, 2015

Shares		Fair Value
COMMON STOCKS – 97.34%

	Aerospace & Defense 2.03%
3,500	United Technologies Corp.	$410,095

	Beverages 3.48%
3,500	Constellation Brands, Inc. – Class A	412,615
3,000	PepsiCo, Inc.	289,290

		701,905

	Biotechnology 3.65%
3,000	Celgene Corp.*	343,320
3,500	Gilead Sciences, Inc.*	392,945

		736,265

	Chemicals 1.98%
7,000	FMC Corp.	400,190

	Commercial Banks 8.86%
11,000	East West Bancorp, Inc.	471,900
3,500	M&T Bank Corp.	423,080
9,000	U.S. Bancorp	387,990
9,000	Wells Fargo & Co.	503,640

		1,786,610

	Computers & Peripherals 3.75%
5,800	Apple, Inc.	755,624

	Consumer Finance 1.98%
5,000	American Express Co.	398,600

	Diversified Financial Services 2.45%
7,500	JPMorgan Chase & Co.	493,350

	Electronic Equipment, Instruments & Components 2.12%
7,500	Amphenol Corp. – Class A	427,875

	Energy Equipment & Services 5.03%
4,000	Core Laboratories N.V.	469,920
6,000	Schlumberger Ltd.	544,620

		1,014,540

	Food & Staples Retailing 3.30%
1,800	Costco Wholesale Corp.	256,662
4,000	CVS Health Corp.	409,520

		666,182

	Food Products 1.92%
5,000	Nestle SA ADR	387,200

	Hotels, Restaurants & Leisure 2.27%
8,800	Starbucks Corp.	457,248

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See accompanying notes which are an integral part of these financial statements.

Schedule of Investments (continued)

May 31, 2015

Shares		Fair Value
COMMON STOCKS – (continued)

	Household Durables 2.37%
9,000	Jarden Corp.*	$477,540

	Household Products 2.08%
5,000	Church & Dwight Co., Inc.	419,850

	Industrial Conglomerates 5.30%
7,000	Danaher Corp.	604,240
17,000	General Electric Co.	463,590

		1,067,830

	Internet Software & Services 3.24%
1,200	Google, Inc. – Class A*	654,384

	IT Services 4.31%
7,000	Cognizant Technology Solutions Corp. – Class A*	453,040
4,500	MasterCard, Inc. – Class A	415,170

		868,210

	Life Sciences Tools & Services 2.57%
4,000	Thermo Fisher Scientific, Inc.	518,520

	Media 3.83%
7,000	Walt Disney Co./The	772,590

	Metals & Mining 1.91%
12,000	Agnico-Eagle Mines Ltd.	386,040

	Oil, Gas & Consumable Fuels 2.42%
5,500	EOG Resources, Inc.	487,795

	Pharmaceuticals 9.16%
4,500	Johnson & Johnson	450,630
8,000	Merck & Co., Inc.	487,120
4,000	Novartis AG ADR	410,920
10,000	Zoetis, Inc.	497,700

		1,846,370

	Professional Services 2.23%
10,000	Nielsen NV	449,900

	Road & Rail 2.00%
4,000	Union Pacific Corp.	403,640

	Software 6.56%
4,000	Adobe Systems, Inc.*	316,360
5,000	ANSYS, Inc.*	445,000
12,000	Microsoft Corp.	562,320

		1,323,680

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See accompanying notes which are an integral part of these financial statements.

Schedule of Investments (continued)

May 31, 2015

Shares		Fair Value
COMMON STOCKS – (continued)

	Specialty Retail 2.21%
4,000	Home Depot, Inc./The	$445,680

	Textiles, Apparel & Luxury Goods 2.27%
4,500	NIKE, Inc.	457,515

	Trading Companies & Distributors 2.06%
10,000	Fastenal Co.	415,100

	Total Common Stocks (Cost $17,176,135)	19,630,328

	Money Market Securities 2.67%
539,546	Fidelity Institutional Money Market Funds – Prime Money Market Portfolio, 0.10%(a)	539,546

	Total Money Market Securities (Cost $539,546)	539,546

	Total Investments 100.01% (Cost $17,715,681)	20,169,874

	Liabilities in Excess of Other Assets (0.01)%	(2,383)

	NET ASSETS 100.00%	$20,167,491

(a)	Rate disclosed is the seven day yield as of May 31, 2015.
*	Non-income producing security.
ADR	– American Depositary Receipt

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See accompanying notes which are an integral part of these financial statements.

Statement of Assets and Liabilities

May 31, 2015

Assets
Investments in securities at fair value (cost $17,715,681)	$20,169,874
Dividends receivable	21,994
Tax reclaims receivable	2,127
Receivable from Adviser	57
Prepaid expenses	7,269
Total Assets	20,201,321
Liabilities
Payable to administrator, fund accountant, and transfer agent	8,612
Payable to custodian	700
Payable to trustees	223
Distribution fees accrued	4,264
Other accrued expenses	20,031
Total Liabilities	33,830
Net Assets	$20,167,491
Net Assets consist of:
Paid-in capital	$18,039,765
Accumulated undistributed net investment income	29,496
Accumulated net realized loss from investment transactions	(355,963)
Net unrealized appreciation on investments	2,454,193
Net Assets	$20,167,491
Shares outstanding (unlimited number of shares authorized, no par value)	1,725,097
Net asset value, offering and redemption price per share	$11.69

17

See accompanying notes which are an integral part of these financial statements.

Statement of Operations

For the year ended May 31, 2015

Investment Income
Dividend income (net of foreign taxes withheld of $7,697)	$252,445
Total investment income	252,445
Expenses
Investment Adviser	121,718
Distribution (12b-1)	40,573
Administration	38,000
Fund accounting	25,000
Transfer agent	36,752
Legal	16,486
Registration	18,886
Custodian	3,792
Audit	14,525
Trustee	5,378
Report printing	17,975
Offering costs	19,185
Miscellaneous	8,369
Total expenses	366,639
Fees waived and reimbursed by Adviser	(163,520)
Net operating expenses	203,119
Net investment income	49,326
Net Realized and Unrealized Gain/(Loss) on Investments
Net realized loss on investment securities transactions and foreign currency translations	(179,137)
Net change in unrealized appreciation of investment securities	1,676,273
Net realized and unrealized gain on investments	1,497,136
Net increase in net assets resulting from operations	$1,546,462

18

See accompanying notes which are an integral part of these financial statements.

Statements of Changes in Net Assets

Increase in Net Assets due to:	For the Year Ended May 31, 2015	For the Period Ended May 31, 2014(a)
Operations
Net investment income	$49,326	$37,215
Net realized loss on investment transactions and foreign currency translations	(179,137)	(178,580)
Net change in unrealized appreciation of investments	1,676,273	777,920
Net increase in net assets resulting from operations	1,546,462	636,555
Distributions
From net investment income	(50,367)	(4,924)
Total distributions	(50,367)	(4,924)
Capital Transactions
Proceeds from shares sold	6,774,960	12,239,160
Reinvestment of distributions	31,188	2,913
Amount paid for shares redeemed	(879,815)	(128,641)
Net increase in net assets resulting from capital transactions	5,926,333	12,113,432
Total Increase in Net Assets	7,422,428	12,745,063
Net Assets
Beginning of period	12,745,063	–
End of period	$20,167,491	$12,745,063
Accumulated undistributed net investment income included in net assets at end of period	$29,496	$32,183
Share Transactions
Shares sold	613,346	1,200,263
Issued in reinvestment of distributions	2,772	280
Redeemed	(79,058)	(12,506)
Net increase in share transactions	537,060	1,188,037

(a)	For the period November 8, 2013 (commencement of operations) to May 31, 2014.

19

See accompanying notes which are an integral part of these financial statements.

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended May 31, 2015	For the Period Ended May 31, 2014(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.73	$10.00

Income from investment operations:

Net investment income	0.02	0.04

Net realized and unrealized gain on investments	0.97	0.70

Total from investment operations	0.99	0.74

Less distributions to shareholders from:

Net investment income	(0.03)	(0.01)

Total distributions	(0.03)	(0.01)

Net asset value, end of period	$11.69	$10.73

Total Return(b)	9.27%	7.36	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000)	$20,167	$12,745

Ratio of expenses to average net assets	1.25%	1.25	%(d)

Ratio of expenses to average net assets before waiver and reimbursement	2.26%	3.93	%(d)

Ratio of net investment income to average net assets	0.30%	0.68	%(d)

Ratio of net investment loss to average net assets before waiver and reimbursement	(0.71)%	(2.00	)%(d)

Portfolio turnover rate	51.17%	46.50	%(c)

(a)	For the period November 8, 2013 (commencement of operations) to May 31, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, if any.
(c)	Not annualized
(d)	Annualized

20

See accompanying notes which are an integral part of these financial statements.

Notes to the Financial Statements

May 31, 2015

NOTE 1 – ORGANIZATION

The BFS Equity Fund (the “Fund”) was organized as an open-end diversified series of the Valued Advisers Trust (the “Trust”) on July 23, 2013 and commenced operations on November 8, 2013. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund’s investment adviser is Bradley, Foster & Sargent, Inc. (the “Adviser”). The investment objective of the Fund is long-term appreciation through growth of principal and income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

For the fiscal year ended May 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The Fund has chosen specific identification as its tax lot identification method for all securities transactions. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are generally recorded as soon as such information becomes available. Discounts and premiums on securities purchased are accreted

21

Notes to the Financial Statements (continued)

May 31, 2015

or amortized using the effective interest method. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net realized long term and short term capital gains, if any, at least annually. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended May 31, 2015, the Fund made the following reclassifications of net assets:

Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments
$–	$(1,646)	$1,646

NOTE 3. Securities Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

22

Notes to the Financial Statements (continued)

May 31, 2015

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Fund, with support from the Adviser, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the management’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations.

23

Notes to the Financial Statements (continued)

May 31, 2015

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2015:

	Valuation Inputs
Assets	Level 1 Quoted Prices in Active Markets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks*	$19,630,328	$–	$–	$19,630,328
Money Market Securities	539,546	–	–	539,546
Total	$20,169,874	$–	$–	$20,169,874

*	Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which other significant observable inputs (Level 2) were used in determining fair value. The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels during the year ended May 31, 2015 and the previous reporting period end.

NOTE 4 – FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund. For the fiscal year ended May 31, 2015, the Adviser earned a fee of $121,718 from the Fund before the waivers described below. At May 31, 2015, the Adviser owed $57 to the Fund, including fee waivers and expense reimbursements.

The Adviser has contractually agreed to waive or limit its fee and reimburse certain Fund operating expenses, until September 30, 2015, so that the ratio of total annual operating expenses does not exceed 1.00%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution under Rule 12b-1, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Fees and Expenses of Acquired Funds” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including ETFs, that have their own expenses. The Adviser may be entitled to recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. For the fiscal

24

Notes to the Financial Statements (continued)

May 31, 2015

year ended May 31, 2015, expenses totaling $163,520 were waived or reimbursed by the Adviser. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions are as follows:

Amount	Recoverable through May 31,
$146,030	2017
$163,520	2018

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended May 31, 2015, HASI earned fees of $38,000 for administrative and compliance services provided to the Fund. At May 31, 2015, HASI was owed $3,167 from the Fund for administrative and compliance services. Certain officers of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the fiscal year ended May 31, 2015, the Custodian earned fees of $3,792 for custody services provided to the Fund. At May 31, 2015, the Custodian was owed $700 from the Fund for custody services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended May 31, 2015, HASI earned fees of $36,752 for transfer agent services and reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. At May 31, 2015, the Fund owed HASI $3,362 for transfer agent services and out-of-pocket expenses. For the fiscal year ended May 31, 2015, HASI earned fees of $25,000 from the Fund for fund accounting services. At May 31, 2015, HASI was owed $2,083 from the Fund for fund accounting services.

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Distributor may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. For the fiscal year ended May 31, 2015, 12b-1 expense incurred by the Fund was $40,573. The Fund owed $4,264 for 12b-1 fees as of May 31, 2015.

Unified Financial Securities, Inc. acts as the principal distributor of the Fund’s shares. A trustee and an officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor.

25

Notes to the Financial Statements (continued)

May 31, 2015

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended May 31, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Sales
$13,962,204	$8,109,327

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended May 31, 2015.

NOTE 6 – ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At May 31, 2015, Charles Schwab & Co. (“Schwab”) owned, as record shareholder, 57% of the outstanding shares of the Fund. It is not known whether Schwab or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund.

NOTE 8 – FEDERAL TAX INFORMATION

At May 31, 2015, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Unrealized Appreciation	$2,493,559
Gross Unrealized (Depreciation)	(84,123)
Net Unrealized Appreciation on Investments	$2,409,436

At May 31, 2015, the aggregate cost of securities for tax purposes was $17,760,438 for the Fund.

At May 31, 2015, the Fund’s most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$29,496
Undistributed long-term capital gains	–
Accumulated capital and other losses	(311,206)
Unrealized appreciation on investments	2,409,436
Total	$2,127,726

The difference between book and tax basis appreciation was attributable primarily to the tax deferral of losses on wash sales in the amount of $44,757.

26

Notes to the Financial Statements (continued)

May 31, 2015

The tax character of distributions paid for the fiscal periods ended May 31, 2015 and May 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$50,367	$4,924

As of May 31, 2015, the Fund has available for tax purposes an unused capital loss carryforward of $177,167 of short-term capital losses with no expiration, which is available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended May 31, 2015, the Fund deferred post October capital losses in the amount of $134,039.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 10 – SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. There were no items requiring adjustment of the financial statements or additional disclosures.

27

Report of Independent Registered Public Accounting Firm

To the Shareholders of BFS Equity Fund and

Board of Trustees of Valued Advisers Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BFS Equity Fund (the “Fund”), a series of Valued Advisers Trust, as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BFS Equity Fund as of May 31, 2015, the results of its operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

July 27, 2015

28

Additional Federal Income Tax Information (Unaudited):

The Form 1099-DIV you receive in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the fiscal year ended May 31, 2015, the Fund designates 100%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction: Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year 2015 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the fiscal year ended March 31, 2015, the Fund designated $0 as long-term capital gain distributions.

29

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships

Ira Cohen, 56, Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005 – present).	Trustee and Audit Committee Chairman, Griffin Institutional Access Real Estate Fund since May 2014. Trustee for the Angel Oak Funds Trust since October 2014.

Andrea N. Mullins, 48, Independent Trustee, December 2013 to present.	Private investor; Independent Contractor, Seabridge Wealth Management, LLC, since April 2014; Principal Financial Officer and Treasurer, Eagle Family of Funds (mutual fund family) and Vice President, Eagle Asset Management, Inc. (investment adviser) each from 2004 to 2010.	None.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	As of the date of this report, the Trust consists of 14 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below is qualified to serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships

R. Jeffrey Young, 50, Trustee and Chairman, June 2010 to present; Principal Executive Officer and President, Valued Advisers Trust since February 2010.	President of Huntington Asset Services since April 2015, Senior Vice President, since January 2010 and Director since May 2014; Director, Unified Financial Securities since May 2014; Chief Executive Officer, Huntington Funds from February 2010 to March 2015; Chief Executive Officer, The Huntington Strategy Shares from November 2010 to March 2015; President and Chief Executive Officer, Dreman Contrarian Funds March 2011 to February 2013; Trustee, Valued Advisers Trust, August 2008 to January 2010; and Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.	Trustee and Chairman, Capitol Series Trust, since September 2013.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	As of the date of this report, the Trust consists of 14 series.

30

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships

R. Jeffrey Young, 50, Trustee and Chairman, June 2010 to present; Principal Executive Officer and President, Valued Advisers Trust since February 2010.	President of Huntington Asset Services since April 2015, Senior Vice President, since January 2010 and Director since May 2014; Director, Unified Financial Securities, since May 2014; Chief Executive Officer, Huntington Funds from February 2010 to March 2015; Chief Executive Officer, The Huntington Strategy Shares from November 2010 to March 2015; President and Chief Executive Officer, Dreman Contrarian Funds March 2011 to February 2013; Trustee, Valued Advisers Trust, August 2008 to January 2010; and Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.	Trustee and Chairman, Capitol Series Trust, since September 2013.

John C. Swhear, 54, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance, Huntington Asset Services, Inc., the Trust’s administrator, since April 2007 and Director since May 2014; Chief Compliance Officer, Unified Financial Securities, Inc., the Trust’s distributor, since May 2007 and Director since May 2014; President, Unified Series Trust, since March 2012, and Senior Vice President from May 2007 to March 2012; Chief Compliance Officer and AML Officer, Capitol Series Trust, since September 2013; Secretary, Huntington Funds, from April 2010 to February 2012; and President and Chief Executive Officer, Dreman Contrarian Funds, from March 2010 to March 2011.	None.

Carol J. Highsmith, 50, Vice President, August 2008 to present; Secretary, March 2014 to present	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration; Secretary, Cross Shore Discovery Fund since May 2014.	None.

Matthew J. Miller, 39, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President, Huntington Funds, since February 2010; President and Chief Executive Officer, Capitol Series Trust, since September 2013.	None.

Bryan W. Ashmus, 42, Principal Financial Officer and Treasurer, December 2013 to present.	Vice President, Fund Administration, Huntington Asset Services, Inc., the Trust’s administrator, since September 2013; Chief Financial Officer and Treasurer, The Huntington Strategy Shares and The Huntington Funds, since November 2013; Vice President, Fund Administration, Citi Fund Services Ohio, Inc., from 2005 to 2013.	None.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	As of the date of this report, the Trust consists of 14 series.

31

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (855) 575-2430 to request a copy of the SAI or to make shareholder inquiries.

32

VALUED ADVISERS TRUST

PRIVACY POLICY

The following is a description of the policies of the Valued Advisers Trust (the “Trust”) regarding disclosure of nonpublic personal information that shareholders provide to a series of the Trust (each, a “Fund”) or that the Fund collects from other sources. In the event that a shareholder holds shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how shareholder nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information a Fund May Collect. A Fund may collect the following nonpublic personal information about its shareholders:

•

Information the Fund receives from a shareholder on applications or other forms, correspondence, or conversations (such as the shareholder’s name, address, phone number, social security number, and date of birth); and

•

Information about the shareholder’s transactions with the Fund, its affiliates, or others (such as the shareholder’s account number and balance, payment history, cost basis information, and other financial information).

Categories of Information a Fund May Disclose. A Fund may not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. A Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process shareholder transactions and otherwise provide services to the shareholder.

Confidentiality and Security. Each Fund shall restrict access to shareholder nonpublic personal information to those persons who require such information to provide products or services to the shareholder. Each Fund shall maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of a shareholder’s nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

33

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, will be available without charge upon request by (1) calling the Fund at (855) 575-2430 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Ira Cohen

Andrea N. Mullins

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

INVESTMENT ADVISER

Bradley, Foster & Sargent

185 Asylum Street, City Place II

Hartford, Connecticut 06103

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law Group TM

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

ANNUAL REPORT

May 31, 2015

CLOUD CAPITAL FUNDS

Cloud Capital Strategic All Cap Fund

Fund Adviser:

Cloud Capital LLC

P.O. Box 451179

Grove, OK 74345

Toll Free (877) 670-2227

Management’s Discussion of Fund Performance

We welcome and thank all new and existing shareholders of the Cloud Capital Strategic All Cap Fund.

In the fiscal year ended on May 31, 2015, the Cloud Capital Strategic Large Cap Fund (the “Large Cap Fund”) absorbed the Cloud Capital Strategic Mid Cap Fund (the “Mid Cap Fund”) and was rebranded and restructured as the Cloud Capital Strategic All Cap Fund (the “All Cap Fund”). The All Cap Fund gained 7.99% during the trailing twelve months, trailing the Russell 3000 Index by 3.87%. The Energy sector’s negative performance due to the drop in oil prices was responsible for much of the lag against the benchmark’s performance.

The U.S. market has extended its bull run for over seven years now, setting new historical highs regularly over the past year, despite slow growth in the overall economy. While portfolios grow, we at Cloud Capital LLC (“Cloud Capital”) can’t help but remember the beginning of 2007, when disparities between the stock market and the economy were growing and were largely ignored. While we want to continue to enjoy the fruits of the market rally as long as possible, it is also important to us to have our shareholders’ assets in a position of safety when the rally concludes.

In the All Cap Fund, the sector selections within the portfolio were within 30 bps above or below the benchmark in seven of ten GICS Sectors. Of the remaining three, the All Cap Fund outperformed in Industrials, while falling short in Technology and the aforementioned Energy.

Although the market appears to be resuming historical cyclical growth, the truth is the aftereffects of continued stimulus that has flowed into the market over the past several years are still unclear. The core strategy of the All Cap Fund, which has historically outperformed the benchmark 70% of the time over rolling one-year periods, would benefit greatly from a return to the good old days. However, we are vigilant for unforeseen consequences of artificially driving the markets through stimulus, and especially the effects of withdrawing that support, as will have to eventually happen.

Again, we thank our shareholders for their continued confidence in Cloud Capital, and with another fiscal year behind us, we look forward to many more years of serving them.

Sincerely,

Randy Cloud

Cloud Capital LLC, President

Annual Report

1

Investment Results – (Unaudited)

Total Returns (a) (For the periods ended May 31, 2015)

		Average Annual Returns

	One Year	Three Year	Since Inception (June 29, 2011)
Cloud Capital Strategic All Cap Fund - Institutional Class	7.99%	18.18%	12.70%
S&P 500® Index (b)	11.81%	19.67%	15.62%
Russell 3000 Index (b) (c)	11.86%	19.92%	15.39%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated January 20, 2015, were 1.51% of average daily net assets. (1.01% after fee waivers/expense reimbursements by Cloud Capital LLC (the “Adviser”)). Beginning February 1, 2014, The Adviser has contractually agreed to waive its management fee in its entirety. This waiver is not subject to recoupment and will continue through September 30, 2016. Additionally, the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund through September 30, 2016, so that Total Annual Fund Operating Exepnses do not exceed 1.40%. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, and indirect expenses (such as “Acquired Fund Fees and Expenses”). The Adviser may be entitled to reimbursement of any fees waived or expenses reimbursed prior to February 1, 2014, pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 670-2227.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)

The S&P 500® Index and the Russell 3000® Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. These indices are widely recognized unmanaged indices of equity prices. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	Effective January 19, 2015, the Fund (formerly known as the Cloud Capital Strategic Large Cap Fund) adopted a new investment objective and strategy. The Trust has designated the Russell 3000 Index as the Fund’s primary benchmark index as it is more representative of the Fund’s investment objective and strategy.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling (877) 670-2227. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Annual Report

2

The chart above assumes an initial investment of $1,000,000 made on June 29, 2011 (commencement of Fund operations) and held through May 31, 2015. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (877) 670-2227. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Annual Report

3

Fund Holdings – (Unaudited)

(a)	As a percent of net assets.

The investment objective of the Cloud Capital Strategic All Cap Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s web site at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report

4

About the Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from December 1, 2014 to May 31, 2015.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period Ended May 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During the Period Ended May 31, 2015(a)

Cloud Capital Strategic All Cap Fund – Institutional Class
Actual	$1,000.00	$1,025.70	$7.42
Hypothetical (b)	$1,000.00	$1,017.60	$7.39

(a)	Expenses are equal to the Fund’s annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 182/365.
(b)	Assumes a 5% return before expenses.

Annual Report

5

Cloud Capital Strategic All Cap Fund	May 31, 2015

Schedule of Investments

Shares		Fair Value
Common Stocks — 93.13%
Consumer Discretionary — 9.90%
506	Aaron’s, Inc.	$17,739
137	Advance Auto Parts, Inc.	20,936
4,911	Aeropostale, Inc. *	9,283
42	Amazon.com, Inc. *	17,817
287	AMC Networks, Inc. - Class A *	22,523
1,550	American Eagle Outfitters, Inc.	25,373
424	ANN, Inc. *	19,816
584	Apollo Group, Inc. - Class A *	9,677
1,009	Ascena Retail Group, Inc. *	14,911
247	AutoNation, Inc. *	15,435
27	AutoZone, Inc. *	17,931
817	Barnes & Noble, Inc. *	19,209
229	Bed Bath & Beyond, Inc. *	16,297
500	Best Buy Co., Inc.	17,342
393	Big Lots, Inc.	17,234
358	Bob Evans Farms, Inc.	16,434
214	BorgWarner, Inc.	12,875
351	Brinker International, Inc.	19,345
284	Cabela’s, Inc. - Class A *	14,498
840	Cablevision Systems Corp.	20,580
317	CarMax, Inc. *	22,515
369	Carnival Corp.	17,077
250	Carter’s, Inc.	25,854
236	CBS Corp. - Class B	14,564
86	CDK Global, Inc.	4,600
276	CEB, Inc.	23,338
385	Cheesecake Factory, Inc./The	19,843
1,056	Chico’s FAS, Inc.	17,545
24	Chipotle Mexican Grill, Inc. *	14,878
536	Cinemark Holdings, Inc.	21,715
362	Coach, Inc.	12,806
273	Comcast Corp. - Class A	15,950
518	CST Brands, Inc.	20,602
606	D.R. Horton, Inc.	15,832
296	Darden Restaurants, Inc.	19,390
214	Deckers Outdoor Corp. *	14,600
210	Delphi Automotive PLC	18,302
397	DeVry Education Group, Inc.	12,637
397	Dick’s Sporting Goods, Inc.	21,338
3	Dillard’s, Inc. - Class A	348
167	DIRECTV - Class A *	15,192
181	Discovery Communications, Inc. - Class A *	6,159
181	Discovery Communications, Inc. - Class C *	5,684
229	Dollar General Corp.	16,594

Shares		Fair Value
Common Stocks — (Continued)
Consumer Discretionary — (Continued)
258	Dollar Tree, Inc. *	$19,348
252	Domino’s Pizza, Inc.	27,427
696	DreamWorks Animation SKG, Inc. - Class A *	18,748
181	Expedia, Inc.	19,380
207	Family Dollar Stores, Inc.	16,028
354	Foot Locker, Inc.	22,393
855	Ford Motor Co.	12,971
132	Fossil Group, Inc. *	9,354
362	GameStop Corp. - Class A	15,715
496	Gannett Co., Inc.	17,766
341	Gap, Inc./The	13,056
241	Garmin Ltd.	10,972
402	General Motors Co.	14,452
1,227	Gentex Corp.	21,073
168	Genuine Parts Co.	15,228
524	Goodyear Tire & Rubber Co./The	16,680
21	Graham Holdings Co.	22,657
676	Guess?, Inc.	11,854
433	H & R Block, Inc.	13,724
807	Hanesbrands, Inc.	25,710
207	Harley-Davidson, Inc.	11,070
137	Harman International Industries, Inc.	16,560
277	Hasbro, Inc.	19,984
178	Home Depot, Inc./The	19,867
360	HSN, Inc.	24,167
166	International Game Technology PLC *	2,997
543	International Speedway Corp. - Class A	20,234
728	Interpublic Group of Cos., Inc./The	14,864
446	Jarden Corp. *	23,658
259	John Wiley & Sons, Inc. - Class A	15,007
288	Johnson Controls, Inc.	15,000
1,025	KB Home	15,145
272	Kohl’s Corp.	17,815
254	L Brands, Inc.	22,005
432	Leggett & Platt, Inc.	20,443
343	Lennar Corp. - Class A	15,971
367	Life Time Fitness, Inc. *	26,399
662	LKQ Corp. *	18,922
311	Lowe’s Companies, Inc.	21,771
250	Macy’s, Inc.	16,730
228	Marriott International, Inc. - Class A	17,775
375	Mattel, Inc.	9,683
439	Matthews International Corp. - Class A	21,778
142	McDonalds Corp.	13,657
622	MDC Holdings, Inc.	17,397

See accompanying notes which are an integral part of these financial statements.

Annual Report

6

Cloud Capital Strategic All Cap Fund	May 31, 2015

Schedule of Investments (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Consumer Discretionary — (Continued)
403	Meredith Corp.	$21,276
155	Michael Kors Holdings Ltd. *	7,195
228	Mohawk Industries, Inc. *	42,496
32	Netflix, Inc. *	20,161
1,150	New York Times Co./The - Class A	15,986
463	Newell Rubbermaid, Inc.	18,294
811	News Corp. - Class A *	12,282
189	NIKE, Inc. - Class B	19,190
211	Nordstrom, Inc.	15,334
15	NVR, Inc. *	20,946
3,062	Office Depot, Inc. *	28,384
206	Omnicom Group, Inc.	15,336
92	O’Reilly Automotive, Inc. *	20,258
117	Panera Bread Co. - Class A *	21,352
135	Polaris Industries, Inc.	19,367
12	Priceline Group, Inc. *	14,634
727	Pulte Group, Inc.	13,952
121	PVH Corp.	12,704
92	Ralph Lauren Corp.	12,046
1,252	Regis Corp. *	20,238
60	Remy International, Inc.	1,325
618	Rent-A-Center, Inc.	18,690
210	Ross Stores, Inc.	20,312
532	Scholastic Corp.	23,659
1,558	Scientific Games Corp. - Class A *	23,718
178	Scripps Networks Interactive, Inc. - Class A	11,911
877	Service Corporation International	25,482
160	Signet Jewelers Ltd.	20,665
431	Sotheby’s	19,341
1,299	Staples, Inc.	21,392
379	Starbucks Corp.	19,691
183	Starwood Hotels & Resorts Worldwide, Inc.	15,108
315	Strayer Education, Inc. *	14,446
247	Target Corp.	19,562
302	Tempur Sealy International, Inc. *	17,998
306	Thor Industries, Inc.	18,681
145	Tiffany & Co.	13,559
102	Time Warner Cable, Inc. - Class A	18,378
206	Time Warner, Inc.	17,390
259	TJX Cos., Inc./The	16,693
484	Toll Brothers, Inc. *	17,511
272	Tractor Supply Co.	23,728
136	TripAdvisor, Inc. *	10,376
219	Tupperware Brands Corp.	14,424
403	Twenty-First Century Fox, Inc.	13,547

Shares		Fair Value
Common Stocks — (Continued)
Consumer Discretionary — (Continued)
297	Under Armour, Inc. - Class A *	$23,314
412	Urban Outfitters, Inc. *	14,153
62	Vectrus, Inc. *	1,561
231	VF Corp.	16,278
165	Viacom, Inc. - Class B	11,035
277	Vista Outdoor, Inc. *	12,767
171	Walt Disney Co./The	18,899
2,079	Wendy’s Co./The	23,367
104	Whirlpool Corp.	19,203
230	Williams-Sonoma, Inc.	18,088
197	Wyndham Worldwide Corp.	16,753
75	Wynn Resorts Ltd.	7,557
182	Yum! Brands, Inc.	16,365
		2,514,411
Consumer Staples — 10.74%
913	Altria Group, Inc.	46,735
842	Archer-Daniels-Midland Co.	44,481
2,548	Avon Products, Inc.	17,125
391	Brown-Forman Corp. - Class B	36,902
830	Campbell Soup Co.	40,101
1,180	Church & Dwight Co., Inc.	99,080
419	Clorox Co./The	45,100
924	Coca-Cola Co./The	37,845
823	Coca-Cola Enterprises, Inc.	36,404
548	Colgate-Palmolive Co.	36,622
1,220	ConAgra Foods, Inc.	47,109
434	Constellation Brands, Inc. - Class A	51,183
333	Costco Wholesale Corp.	47,516
488	CVS Health Corp.	49,922
4,617	Dean Foods Co.	85,054
639	Dr. Pepper Snapple Group, Inc.	48,951
682	Energizer Holdings, Inc.	96,642
491	Estee Lauder Cos., Inc./The - Class A	42,900
4,016	Flowers Foods, Inc.	90,205
698	General Mills, Inc.	39,215
378	Hershey Co./The	35,144
769	Hormel Foods Corp.	43,987
1,074	Ingredion, Inc.	88,052
354	JM Smucker Co./The	41,928
569	Kellogg Co.	35,744
658	Keurig Green Mountain, Inc.	56,714
340	Kimberly-Clark Corp.	36,965
681	Kraft Foods Group, Inc.	57,540
787	Kroger Co./The	57,294
881	Lancaster Colony Corp.	78,649
599	Lorillard, Inc.	43,425
523	McCormick & Co., Inc.	41,070

See accompanying notes which are an integral part of these financial statements.

Annual Report

7

Cloud Capital Strategic All Cap Fund	May 31, 2015

Schedule of Investments (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Consumer Staples — (Continued)
418	Mead Johnson Nutrition Co.	$40,628
518	Molson Coors Brewing Co. - Class B	38,039
1,001	Mondelez International, Inc. - Class A	41,614
520	Monster Beverage Corp. *	66,166
430	PepsiCo, Inc.	41,510
432	Philip Morris International, Inc.	35,849
1,582	Post Holdings, Inc. *	68,433
477	Procter & Gamble Co.	37,377
631	Reynolds American, Inc.	48,397
10,242	SUPERVALU, Inc. *	90,440
1,029	Sysco Corp.	38,224
2,938	Tootsie Roll Industries, Inc.	90,316
1,028	Tyson Foods, Inc. - Class A	43,619
1,249	United Natural Foods, Inc. *	83,750
1,476	Universal Corp.	76,010
499	Walgreens Boots Alliance, Inc.	42,813
495	Wal-Mart Stores, Inc.	36,784
2,427	WhiteWave Food Co. *	116,553
888	Whole Foods Market, Inc.	36,623
		2,728,749
Energy — 9.43%
23,517	Alpha Natural Resources, Inc. *	11,690
380	Anadarko Petroleum Corp.	31,739
420	Apache Corp.	25,114
23,525	Arch Coal, Inc. *	11,527
1,660	Atwood Oceanics, Inc.	51,067
575	Baker Hughes, Inc.	37,076
3,056	Bill Barrett Corp. *	26,983
1,183	Cabot Oil & Gas Corp.	40,170
161	California Resources Corp.	1,261
630	Cameron International Corp. *	32,327
637	CARBO Ceramics, Inc.	27,164
1,362	Chesapeake Energy Corp.	19,219
326	Chevron Corp.	33,606
621	Cimarex Energy Co.	71,744
504	ConocoPhillips	32,063
899	Consol Energy, Inc.	25,025
2,324	Denbury Resources, Inc.	17,130
528	Devon Energy Corp.	34,420
873	Diamond Offshore Drilling, Inc.	26,496
1,374	Dresser-Rand Group, Inc. *	116,203
813	Dril-Quip, Inc. *	61,438
956	Energen Corp.	66,157
795	Ensco PLC - Class A	18,685

Shares		Fair Value
Common Stocks — (Continued)
Energy — (Continued)
362	EOG Resources, Inc.	$32,091
377	EQT Corp.	32,103
406	Exxon Mobil Corp.	34,575
690	FMC Technologies, Inc. *	28,838
607	Halliburton Co.	27,572
3,383	Helix Energy Solutions Group, Inc. *	53,008
366	Helmerich & Payne, Inc.	26,711
429	Hess Corp.	28,989
1,874	HollyFrontier Corp.	78,067
1,216	Kinder Morgan, Inc.	50,448
1,065	Marathon Oil Corp.	28,963
477	Marathon Petroleum Corp.	49,315
640	Murphy Oil Corp.	27,821
1,515	Nabors Industries Ltd.	22,351
540	National Oilwell Varco, Inc.	26,556
970	Newfield Exploration Co. *	36,685
1,299	Noble Corp. PLC	21,757
539	Noble Energy, Inc.	23,590
409	Occidental Petroleum Corp.	31,945
1,141	Oceaneering International, Inc.	57,949
1,345	Oil States International, Inc. *	54,976
394	Paragon Offshore PLC	654
2,543	Patterson-UTI Energy, Inc.	51,365
2,524	Peabody Energy Corp.	8,531
493	Phillips 66	38,980
180	Pioneer Natural Resources Co.	26,596
1,241	QEP Resources, Inc.	23,361
465	Range Resources Corp.	25,758
1,612	Rosetta Resources, Inc. *	37,660
1,273	Rowan Cos. PLC	27,336
390	Schlumberger Ltd.	35,392
93	Seventy Seven Energy, Inc. *	549
1,055	SM Energy Co.	55,176
871	Southwestern Energy Co. *	22,434
1,019	Spectra Energy Corp.	35,848
2,432	Superior Energy Services, Inc.	56,159
707	Tesoro Corp.	62,600
1,614	Tidewater, Inc.	39,617
1,019	Transocean Ltd.	19,215
1,279	Unit Corp. *	40,317
766	Valero Energy Corp.	45,394
735	Williams Cos., Inc./The	37,549
1,803	World Fuel Services Corp.	90,204
1,785	WPX Energy, Inc. *	23,008
		2,396,317
Financials — 7.87%
140	ACE Ltd.	14,862
78	Affiliated Managers Group, Inc. *	17,409

See accompanying notes which are an integral part of these financial statements.

Annual Report

8

Cloud Capital Strategic All Cap Fund	May 31, 2015

Schedule of Investments (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Financials — (Continued)
231	Aflac, Inc.	$14,386
193	Alexander & Baldwin, Inc.	7,934
36	Alleghany Corp. *	17,165
245	Allstate Corp./The	16,491
155	American Express Co.	12,319
271	American Financial Group, Inc.	17,211
265	American International Group, Inc.	15,559
125	Ameriprise Financial, Inc.	15,562
162	Aon PLC	16,369
2,061	Apollo Investment Corp.	16,178
350	Arthur J Gallagher & Co.	16,949
345	Aspen Insurance Holdings Ltd.	15,991
883	Associated Banc-Corp.	16,753
217	Assurant, Inc.	14,305
1,169	Astoria Financial Corp.	15,321
647	BancorpSouth, Inc.	15,642
930	Bank of America Corp.	15,340
275	Bank of Hawaii Corp.	17,258
408	Bank of New York Mellon Corp./The	17,692
381	BB&T Corp.	15,053
114	Berkshire Hathaway, Inc. - Class B *	16,287
47	BlackRock, Inc.	17,316
515	Brown & Brown, Inc.	16,669
180	Capital One Financial Corp.	15,077
609	Cathay General Bancorp	18,399
310	CBOE Holdings, Inc.	18,141
474	CBRE Group, Inc. *	18,121
532	Charles Schwab Corp./The	16,825
157	Chubb Corp./The	15,329
307	Cincinnati Financial Corp.	15,515
299	Citigroup, Inc.	16,183
210	City National Corp.	19,337
208	CME Group, Inc.	19,570
289	Comerica, Inc.	14,156
361	Commerce Bancshares, Inc.	16,107
281	Crown Castle International Corp.	22,890
203	Cullen/Frost Bankers, Inc.	14,896
237	Discover Financial Services	13,814
660	E*Trade Financial Corp. *	19,456
453	East West Bancorp, Inc.	19,424
433	Eaton Vance Corp.	17,577
50	Everest Re Group Ltd.	9,047
540	Federated Investors, Inc. - Class B	18,790
974	Fidelity National Financial, Inc. - Class A	36,971
334	Fidelity National Financial, Inc. *	5,129

Shares		Fair Value
Common Stocks — (Continued)
Financials — (Continued)
686	Fifth Third Bancorp.	$13,895
561	First American Financial Corp.	20,050
1,322	First Horizon National Corp.	19,511
1,842	First Niagara Financial Group, Inc.	16,410
816	FirstMerit Corp.	16,019
257	Franklin Resources, Inc.	13,073
1,292	Fulton Financial Corp.	16,362
822	Genworth Financial, Inc. - Class A *	6,528
87	Goldman Sachs Group, Inc./The	17,936
341	Greenhill & Co., Inc.	13,262
458	Hancock Holding Co.	13,330
253	Hanover Insurance Group, Inc.	18,017
409	Hartford Financial Services Group, Inc.	16,815
335	HCC Insurance Holdings, Inc.	19,131
1,462	Hudson City Bancorp, Inc.	13,913
73	Intercontinental Exchange Group, Inc.	17,332
611	International Bancshares Corp.	15,943
390	Invesco Ltd.	15,530
911	Iron Mountain, Inc.	33,235
1,311	Janus Capital Group, Inc.	23,787
126	Jones Lang LaSalle, Inc.	21,878
257	JPMorgan Chase & Co.	16,926
438	Kemper Corp.	15,688
1,020	KeyCorp	14,869
288	Legg Mason, Inc.	15,375
553	Leucadia National Corp.	13,620
282	Lincoln National Corp.	16,049
333	Loews Corp.	13,352
119	M&T Bank Corp.	14,354
283	Marsh & McLennan Cos., Inc.	16,508
175	McGraw Hill Financial, Inc.	18,146
350	Mercury General Corp.	19,462
263	MetLife, Inc.	13,726
168	Moody’s Corp.	18,169
449	Morgan Stanley	17,142
349	MSCI, Inc. - Class A	21,640
385	NASDAQ OMX Group, Inc./The	19,915
1,043	New York Community Bancorp, Inc.	18,497
228	Northern Trust Corp.	17,019
956	Old Republic International Corp.	14,772
1,009	People’s United Financial, Inc.	15,700

See accompanying notes which are an integral part of these financial statements.

Annual Report

9

Cloud Capital Strategic All Cap Fund	May 31, 2015

Schedule of Investments (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Financials — (Continued)
167	PNC Financial Services Group, Inc.	$15,946
332	Primerica, Inc.	14,703
299	Principal Financial Group, Inc.	15,455
578	Progressive Corp./The	15,802
259	Prosperity Bancshares, Inc.	13,863
166	Prudential Financial, Inc.	14,007
315	Raymond James Financial, Inc.	18,332
1,366	Regions Financial Corp.	13,785
201	Reinsurance Group of America, Inc.	18,781
485	SEI Investments Co.	23,207
127	Signature Bank *	17,773
1,660	SLM Corp. *	17,036
252	StanCorp Financial Group, Inc.	18,675
214	State Street Corp.	16,687
364	SunTrust Banks, Inc.	15,518
133	SVB Financial Group *	17,960
642	Synovus Financial Corp.	18,645
183	T. Rowe Price Group, Inc.	14,766
968	TCF Financial Corp.	15,230
267	Torchmark Corp.	15,239
153	Travelers Cos., Inc./The	15,467
657	Trustmark Corp.	15,662
344	U.S. Bancorp	14,831
416	Unum Group	14,532
70	Urban Edge Properties	1,504
1,620	Valley National Bancorp	15,846
351	W.R. Berkley Corp.	17,219
262	Waddell & Reed Financial, Inc. - Class A	12,527
705	Washington Federal, Inc.	15,574
513	Webster Financial Corp.	19,438
280	Wells Fargo & Co.	15,677
288	Westamerica Bancorp	13,169
448	XL Group PLC	16,893
487	Zions Bancorp.	14,071
		1,999,481
Health Care — 10.34%
497	Abbott Laboratories	24,136
370	AbbVie, Inc.	24,634
200	Actavis PLC *	61,275
247	Aetna, Inc.	29,129
335	Agilent Technologies, Inc.	13,819
122	Alexion Pharmaceuticals, Inc. *	20,007
2,202	Allscripts Healthcare Solutions, Inc. *	30,982
274	AmerisourceBergen Corp.	30,817
170	Amgen, Inc.	26,534

Shares		Fair Value
Common Stocks — (Continued)
Health Care — (Continued)
190	Anthem, Inc.	$31,810
275	Baxter International, Inc.	18,321
206	Becton, Dickinson and Co.	28,909
64	Biogen Idec, Inc. *	25,492
273	Bio-Rad Laboratories, Inc. - Class A *	39,407
369	Bio-Techne Corp.	37,373
1,559	Boston Scientific Corp. *	28,476
425	Bristol-Myers Squibb Co.	27,482
144	C.R. Bard, Inc.	24,568
292	Cardinal Health, Inc.	25,729
246	Celgene Corp. *	28,126
371	Cerner Corp. *	24,941
613	Charles River Laboratories International, Inc. *	44,379
219	CIGNA Corp.	30,813
757	Community Health Systems, Inc. *	41,865
247	Cooper Cos., Inc./The	44,808
280	DaVita, Inc. *	23,494
414	DENTSPLY International, Inc.	21,525
239	Edwards LifeSciences Corp. *	31,274
337	Eli Lilly & Co.	26,625
479	Endo International PLC *	40,106
285	Express Scripts Holding Co. *	24,871
246	Gilead Sciences, Inc. *	27,655
42	Halyard Health, Inc. *	1,731
823	Health Net, Inc. *	51,218
279	Henry Schein, Inc. *	39,560
834	Hill-Rom Holdings, Inc.	43,006
1,721	HMS Holdings Corp. *	29,329
1,306	Hologic, Inc. *	46,712
384	Hospira, Inc. *	33,973
161	Humana, Inc.	34,643
250	IDEXX Laboratories, Inc. *	33,881
49	Intuitive Surgical, Inc. *	24,129
196	Johnson & Johnson	19,666
297	Laboratory Corp. of America Holdings *	35,075
513	LifePoint Hospitals, Inc. *	38,592
429	Mallinckrodt PLC *	55,547
1,410	Masimo Corp. *	49,494
108	McKesson Corp.	25,594
560	Mednax, Inc. *	39,837
533	Medtronic PLC	40,704
348	Merck & Co., Inc.	21,197
134	Mettler-Toledo International, Inc. *	43,356
387	Mylan NV *	28,074
511	Omnicare, Inc.	48,706
975	Owens & Minor, Inc.	32,475
512	Patterson Cos., Inc.	24,491

See accompanying notes which are an integral part of these financial statements.

Annual Report

10

Cloud Capital Strategic All Cap Fund	May 31, 2015

Schedule of Investments (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Health Care — (Continued)
423	PerkinElmer, Inc.	$22,314
138	Perrigo Co. PLC	26,265
679	Pfizer, Inc.	23,596
342	Quest Diagnostics, Inc.	25,747
65	Regeneron Pharmaceuticals, Inc. *	33,371
636	ResMed, Inc.	37,405
300	St. Jude Medical, Inc.	22,160
645	STERIS Corp.	43,074
237	Stryker Corp.	22,809
318	Teleflex, Inc.	40,997
417	Tenet Healthcare Corp. *	22,159
165	Thermo Fisher Scientific, Inc.	21,453
980	Thoratec Corp. *	44,487
380	United Therapeutics Corp. *	69,876
256	UnitedHealth Group, Inc.	30,774
364	Universal Health Services, Inc. - Class B	47,147
238	Varian Medical Systems, Inc. *	20,606
930	VCA, Inc. *	48,783
818	Vertex Pharmaceuticals, Inc. *	104,980
186	Waters Corp. *	24,791
433	WellCare Health Plans, Inc. *	37,068
188	Zimmer Holdings, Inc.	21,482
668	Zoetis, Inc.	33,269
		2,624,985
Industrials — 10.63%
161	3M Co.	25,537
142	Acuity Brands, Inc.	25,039
673	ADT Corp./The	24,536
739	AECOM Technology Corp. *	24,423
342	AGCO Corp.	17,354
395	Alaska Air Group, Inc.	25,524
396	Allegion PLC	24,723
778	AMETEK, Inc.	41,851
987	Avery Dennison Corp.	61,077
197	B/E Aerospace, Inc.	11,303
173	Boeing Co./The	24,265
683	Brink’s Co./The	21,813
215	Carlisle Cos., Inc.	21,313
218	Caterpillar, Inc.	18,636
366	CH Robinson Worldwide, Inc.	22,619
366	Cintas Corp.	31,519
321	CLARCOR, Inc.	19,770
298	Clean Harbors, Inc. *	16,766
386	Con-way, Inc.	15,610

Shares		Fair Value
Common Stocks — (Continued)
Industrials — (Continued)
514	Copart, Inc. *	$17,778
256	Crane Co.	15,510
753	CSX Corp.	25,679
147	Cummins, Inc.	19,959
284	Danaher Corp.	24,541
260	Deere & Co.	24,379
680	Delta Air Lines, Inc.	29,166
330	Deluxe Corp.	21,084
451	Donaldson Co., Inc.	16,096
259	Dover Corp.	19,513
219	Dun & Bradstreet Corp.	28,060
310	Eaton Corp. PLC	22,160
345	Emerson Electric Co.	20,789
324	Equifax, Inc.	32,496
157	Esterline Technologies Corp. *	17,010
515	Expeditors International of Washington, Inc.	23,609
474	Fastenal Co.	19,657
157	FedEx Corp.	27,113
300	Flowserve Corp.	16,480
299	Fluor Corp.	16,837
482	Fortune Brands Home & Security, Inc.	22,121
506	FTI Consulting, Inc. *	19,904
292	GATX Corp.	16,260
765	General Cable Corp.	14,447
195	General Dynamics Corp.	27,338
884	General Electric Co.	24,104
179	Genesee & Wyoming, Inc. - Class A *	14,772
247	Graco, Inc.	17,934
535	Granite Construction, Inc.	19,166
710	Harsco Corp.	11,438
603	Herman Miller, Inc.	16,692
492	HNI Corp.	23,868
247	Honeywell International, Inc.	25,704
153	Hubbell, Inc. - Class B	16,541
190	Huntington Ingalls Industries, Inc.	23,587
237	IDEX Corp.	18,283
264	Illinois Tool Works, Inc.	24,747
370	Ingersoll-Rand PLC	25,470
405	ITT Corp.	17,298
419	Jacobs Engineering Group, Inc. *	18,108
246	JB Hunt Transport Services, Inc.	20,634
380	Joy Global, Inc.	14,809
218	Kansas City Southern	19,741
719	KBR, Inc.	13,771
403	Kennametal, Inc.	14,516
167	Keysight Technologies, Inc. *	5,485

See accompanying notes which are an integral part of these financial statements.

Annual Report

11

Cloud Capital Strategic All Cap Fund	May 31, 2015

Schedule of Investments (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Industrials — (Continued)
159	Kirby Corp. *	$12,226
98	KLX, Inc. *	4,308
187	L-3 Communications Holdings, Inc.	22,032
289	Landstar System, Inc.	18,879
211	Lennox International, Inc.	23,755
266	Lincoln Electric Holdings, Inc.	17,886
144	Lockheed Martin Corp.	27,096
222	ManpowerGroup	18,769
1,072	Masco Corp.	29,022
764	Matson, Inc.	30,775
333	MSA Safety, Inc.	14,869
207	MSC Industrial Direct Co., Inc. - Class A	14,358
495	Nielsen NV	22,257
226	Nordson Corp.	18,284
227	Norfolk Southern Corp.	20,912
192	Northrop Grumman Corp.	30,565
138	Orbital ATK, Inc.	10,595
346	Oshkosh Corp.	17,377
369	PACCAR, Inc.	23,472
275	Pall Corp.	34,191
182	Parker Hannifin Corp.	21,939
310	Pentair PLC	19,828
840	Pitney Bowes, Inc.	18,345
86	Precision Castparts Corp.	18,304
671	Quanta Services, Inc. *	19,687
1,196	R.R. Donnelley & Sons Co.	22,935
244	Raytheon Co.	25,160
237	Regal-Beloit Corp.	18,547
628	Republic Services, Inc.	25,310
486	Robert Half International, Inc.	27,391
183	Rockwell Automation, Inc.	22,463
290	Rockwell Collins, Inc.	27,616
917	Rollins, Inc.	22,753
157	Roper Industries, Inc.	27,465
264	Ryder System, Inc.	24,228
196	Snap-on, Inc.	30,533
869	Southwest Airlines Co.	32,211
174	SPX Corp.	12,939
265	Stanley Black & Decker, Inc.	27,113
194	Stericycle, Inc. *	26,606
484	Terex Corp.	11,973
576	Textron, Inc.	26,032
283	Timken Co.	11,053
172	Towers Watson & Co. - Class A	23,784
444	Trinity Industries, Inc.	13,319
262	Triumph Group, Inc.	17,462
505	Tyco International PLC	20,395
233	Union Pacific Corp.	23,471

Shares		Fair Value
Common Stocks — (Continued)
Industrials — (Continued)
228	United Parcel Service, Inc. - Class B	$22,612
178	United Rentals, Inc. *	15,831
199	United Technologies Corp.	23,270
1,932	UTi Worldwide, Inc. *	18,590
117	Valmont Industries, Inc.	14,604
90	W.W. Grainger, Inc.	21,600
226	Wabtec Corp.	22,712
438	Waste Connections, Inc.	21,257
531	Waste Management, Inc.	26,363
186	Watsco, Inc.	23,370
701	Werner Enterprises, Inc.	19,300
384	Woodward, Inc.	19,583
597	Xylem, Inc.	21,816
		2,699,730
Information Technology — 10.28%
305	3D Systems Corp. *	6,673
248	Accenture PLC - Class A	23,815
867	ACI Worldwide, Inc. *	20,649
749	Acxiom Corp. *	12,404
271	Adobe Systems, Inc. *	21,461
740	ADTRAN, Inc.	12,738
508	Advent Software, Inc.	22,219
331	Akamai Technologies, Inc. *	25,281
179	Alliance Data Systems Corp. *	53,493
586	Altera Corp.	28,622
421	Amphenol Corp. - Class A	23,999
373	Analog Devices, Inc.	25,377
212	ANSYS, Inc. *	18,891
441	AOL, Inc. *	22,040
222	Apple, Inc.	28,935
906	Applied Materials, Inc.	18,238
266	Arrow Electronics, Inc. *	16,177
1,704	Atmel Corp.	15,112
357	Autodesk, Inc. *	19,325
261	Automatic Data Processing, Inc.	22,328
372	Avnet, Inc.	16,390
526	Broadcom Corp. - Class A	29,913
404	Broadridge Financial Solutions, Inc.	21,907
703	CA, Inc.	21,417
957	Cadence Design Systems, Inc. *	18,941
720	Ciena Corp. *	17,361
838	Cisco Systems, Inc.	24,551
306	Citrix Systems, Inc. *	19,903
413	Cognizant Technology Solutions Corp. - Class A *	26,701
328	CommVault Systems, Inc. *	14,559

See accompanying notes which are an integral part of these financial statements.

Annual Report

12

Cloud Capital Strategic All Cap Fund	May 31, 2015

Schedule of Investments (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Information Technology — (Continued)
319	Computer Sciences Corp.	$21,916
771	Convergys Corp.	19,135
538	CoreLogic, Inc. *	20,955
958	Corning, Inc.	20,038
250	Covisint Corp. *	672
321	Cree, Inc. *	9,714
1,525	Cypress Semiconductor Corp.	20,935
429	Diebold, Inc.	14,659
178	DST Systems, Inc.	21,119
404	eBay, Inc. *	24,813
547	Electronic Arts, Inc. *	34,322
765	EMC Corp.	20,157
79	Equinix, Inc.	21,146
178	F5 Networks, Inc. *	22,400
275	Facebook, Inc. - Class A *	21,804
141	Factset Research Systems, Inc.	23,248
268	Fair Isaac Corp.	23,551
1,009	Fairchild Semiconductor International, Inc. *	20,106
376	Fidelity National Information Services, Inc.	23,566
291	First Solar, Inc. *	14,487
334	Fiserv, Inc. *	26,736
558	FLIR Systems, Inc.	17,055
232	Gartner, Inc. *	20,267
230	Global Payments, Inc.	24,030
36	Google, Inc. - Class A *	19,475
382	Harris Corp.	30,288
582	Hewlett-Packard Co.	19,429
440	Informatica Corp. *	21,298
575	Ingram Micro, Inc. - Class A *	15,408
1,115	Integrated Device Technology, Inc. *	26,369
678	Intel Corp.	23,370
349	InterDigital, Inc.	20,472
112	International Business Machines Corp.	19,049
1,110	Intersil Corp. - Class A	14,988
254	Intuit, Inc.	26,462
397	Itron, Inc. *	14,264
1,020	Jabil Circuit, Inc.	25,054
276	Jack Henry & Associates, Inc.	17,962
809	Juniper Networks, Inc.	22,495
366	KLA-Tencor Corp.	21,812
304	Lam Research Corp.	25,000
362	Lexmark International, Inc. - Class A	16,660
436	Linear Technology Corp.	20,863
571	ManTech International Corp. - Class A	16,260

Shares		Fair Value
Common Stocks — (Continued)
Information Technology — (Continued)
268	MasterCard, Inc. - Class A	$24,718
766	Mentor Graphics Corp.	19,991
414	Microchip Technology, Inc.	20,331
626	Micron Technology, Inc. *	17,476
490	Microsoft Corp.	22,944
2,596	Monster Worldwide, Inc. *	15,758
304	Motorola Solutions, Inc.	17,952
525	National Instruments Corp.	15,713
484	NCR Corp. *	14,541
555	NetApp, Inc.	18,551
666	NeuStar, Inc. - Class A *	18,203
1,042	NVIDIA Corp.	23,057
475	Oracle Corp.	20,655
499	Paychex, Inc.	24,680
350	Plantronics, Inc.	19,329
1,289	Polycom, Inc. *	17,361
432	PTC, Inc. *	17,830
407	Qorvo, Inc. *	33,439
258	QUALCOMM, Inc.	17,993
436	Rackspace Hosting, Inc. *	17,467
380	Red Hat, Inc. *	29,327
667	Rovi Corp. *	11,178
346	Salesforce.com, Inc. *	25,186
198	SanDisk Corp.	13,521
366	Seagate Technology PLC	20,375
594	Semtech Corp. *	12,694
334	Silicon Laboratories, Inc. *	18,526
340	Skyworks Solutions, Inc.	37,209
399	SolarWinds, Inc. *	18,946
249	Solera Holdings, Inc.	12,270
738	SunEdison, Inc. *	22,111
941	Symantec Corp.	23,179
414	Synopsys, Inc. *	20,640
327	TE Connectivity Ltd.	22,568
263	Tech Data Corp. *	16,596
452	Teradata Corp. *	17,615
426	Texas Instruments, Inc.	23,811
664	Total System Services, Inc.	27,355
422	Trimble Navigation Ltd. *	9,891
442	VeriFone Systems, Inc. *	16,869
388	VeriSign, Inc. *	24,510
381	Visa, Inc. - Class A	26,135
1,074	Vishay Intertechnology, Inc.	13,988
220	Western Digital Corp.	21,456
1,263	Western Union Co./The	27,725
156	WEX, Inc. *	17,699
1,600	Xerox Corp.	18,267
431	Xilinx, Inc.	20,444
1,577	Yahoo!, Inc. *	67,729
206	Zebra Technologies Corp. - Class A *	22,608
		2,611,646

See accompanying notes which are an integral part of these financial statements.

Annual Report

13

Cloud Capital Strategic All Cap Fund	May 31, 2015

Schedule of Investments (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Materials — 10.75%
381	Air Products & Chemicals, Inc.	$55,947
459	Airgas, Inc.	46,823
588	Albemarle Corp.	35,369
3,405	Alcoa, Inc.	42,563
1,178	Allegheny Technologies, Inc.	38,276
629	AptarGroup, Inc.	40,136
388	Ashland, Inc.	49,391
805	Ball Corp.	57,177
1,207	Bemis Co., Inc.	55,453
687	Cabot Corp.	28,503
658	Carpenter Technology Corp.	26,879
203	CF Industries Holdings, Inc.	63,980
3,492	Cliffs Natural Resources, Inc.	18,541
2,299	Commercial Metals Co.	36,944
448	Compass Minerals International, Inc.	38,621
820	Cytec Industries, Inc.	49,610
978	Domtar Corp.	42,248
958	Dow Chemical Co./The	49,906
437	Eagle Materials, Inc.	36,462
563	Eastman Chemical Co.	43,246
455	Ecolab, Inc.	52,202
726	EI du Pont de Nemours & Co.	51,581
649	FMC Corp.	37,086
1,489	Freeport-McMoRan Copper & Gold, Inc. - Class B	29,268
787	Greif, Inc. - Class A	30,049
486	International Flavors & Fragrances, Inc.	57,822
1,021	International Paper Co.	52,904
2,325	Intrepid Potash, Inc. *	27,022
2,783	Louisiana-Pacific Corp. *	50,345
506	Lyondellbasell Industries NV - Class A	51,109
316	Martin Marietta Materials, Inc.	47,043
1,139	MeadWestvaco Corp.	57,542
658	Minerals Technologies, Inc.	44,267
410	Monsanto Co.	48,006
992	Mosaic Co./The	45,495
109	NewMarket Corp.	50,069
2,090	Newmont Mining Corp.	56,932
970	Nucor Corp.	45,872
1,519	Olin Corp.	44,412
1,444	Owens-Illinois, Inc. *	34,511
601	Packaging Corp. of America	41,557
242	PPG Industries, Inc.	55,361
372	Praxair, Inc.	45,724

Shares		Fair Value
Common Stocks — (Continued)
Materials — (Continued)
58	Rayonier Advanced Materials, Inc.	$951
575	Reliance Steel & Aluminum Co.	36,685
808	Rock-Tenn Co. - Class A	52,625
603	Royal Gold, Inc.	39,085
925	RPM International, Inc.	46,272
759	Scotts Miracle-Gro Co./The - Class A	46,491
1,448	Sealed Air Corp.	70,518
776	Sensient Technologies Corp.	52,503
241	Sherwin-Williams Co./The	69,525
489	Sigma-Aldrich Corp.	68,101
843	Silgan Holdings, Inc.	45,821
972	Sonoco Products Co.	43,780
2,327	Steel Dynamics, Inc.	50,762
141	TimkenSteel Corp.	4,204
1,983	United States Steel Corp.	48,381
544	Valspar Corp.	45,442
20	Veritiv Corp. *	829
763	Vulcan Materials Co.	68,659
990	Worthington Industries, Inc.	26,948
		2,729,836
Real Estate Investment Trusts — 2.31%
104	Alexandria Real Estate Equities, Inc.	9,688
211	American Campus Communities, Inc.	8,235
165	American Tower Corp. - Class A	15,334
465	Apartment Investment & Management Co. - Class A	17,646
106	AvalonBay Communities, Inc.	17,730
376	BioMed Realty Trust, Inc.	7,674
130	Boston Properties, Inc.	16,942
116	Camden Property Trust	8,670
446	Communications Sales & Leasing, Inc.	11,621
288	Corporate Office Properties Trust	7,382
503	Corrections Corp. of America	17,695
457	Duke Realty Corp.	8,948
347	Equity One, Inc.	8,594
241	Equity Residential	17,918
90	Essex Property Trust, Inc.	19,987
153	Extra Space Storage, Inc.	10,687
67	Federal Realty Investment Trust	9,021

See accompanying notes which are an integral part of these financial statements.

Annual Report

14

Cloud Capital Strategic All Cap Fund	May 31, 2015

Schedule of Investments (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Real Estate Investment Trusts — (Continued)
641	General Growth Properties, Inc.	$18,159
372	HCP, Inc.	14,405
243	Health Care REIT, Inc.	17,053
196	Highwoods Properties, Inc.	8,204
133	Home Properties, Inc.	9,887
284	Hospitality Properties Trust	8,575
671	Host Hotels & Resorts, Inc.	13,361
131	Kilroy Realty Corp.	9,014
652	Kimco Realty Corp.	15,622
367	Lamar Advertising Co. - Class A	22,257
218	Liberty Property Trust	7,633
223	Macerich Co./The	18,280
367	Mack-Cali Realty Corp.	6,196
223	National Retail Properties, Inc.	8,369
233	Omega Healthcare Investors, Inc.	8,400
338	Plum Creek Timber Co., Inc.	13,958
201	Potlatch Corp.	7,308
362	ProLogis, Inc.	14,346
87	Public Storage, Inc.	16,849
174	Rayonier, Inc.	4,495
186	Realty Income Corp.	8,489
148	Regency Centers Corp.	9,323
356	Senior Housing Properties Trust	7,116
90	Simon Property Group, Inc.	16,322
72	SL Green Realty Corp.	8,517
228	Taubman Centers, Inc.	16,905
293	UDR, Inc.	9,528
239	Ventas, Inc.	15,905
140	Vornado Realty Trust	13,954
253	Weingarten Realty Investors	8,535
478	Weyerhaeuser Co.	15,561
		586,298
Telecommunication Services — 0.53%
604	AT&T, Inc.	20,867
575	CenturyLink, Inc.	19,105
3,708	Frontier Communications Corp.	19,098
136	Level 3 Communications, Inc. *	7,534
2,214	Sprint Corp. *	10,296
308	Telephone & Data Systems, Inc.	9,133
605	T-Mobile US, Inc. *	23,509
425	Verizon Communications, Inc.	21,009

Shares		Fair Value
Common Stocks — (Continued)
Telecommunication Services — (Continued)
411	Windstream Holdings, Inc.	$3,344
		133,895
Utilities — 10.35%
3,145	AES Corp./The	42,772
854	AGL Resources, Inc.	43,022
1,162	Alliant Energy Corp.	71,250
1,196	Ameren Corp.	48,132
870	American Electric Power Co., Inc.	48,972
2,629	Aqua America, Inc.	69,207
1,305	Atmos Energy Corp.	70,470
1,128	Black Hills Corp.	53,894
1,893	CenterPoint Energy, Inc.	38,566
1,299	Cleco Corp.	70,476
1,540	CMS Energy Corp.	52,566
833	Consolidated Edison, Inc.	51,495
667	Dominion Resources, Inc. - Class A	47,068
616	DTE Energy Co.	48,792
651	Duke Energy Corp.	49,326
826	Edison International	50,237
589	Entergy Corp.	45,071
1,011	Eversource Energy	49,804
1,270	Exelon Corp.	42,948
1,326	FirstEnergy Corp.	47,298
2,664	Great Plains Energy, Inc.	69,459
2,793	Hawaiian Electric Industries, Inc.	85,284
1,212	IDACORP, Inc.	72,079
787	Integrys Energy Group, Inc.	56,614
2,003	MDU Resources Group, Inc.	41,949
878	National Fuel Gas Co.	56,419
471	NextEra Energy, Inc.	48,157
1,224	NiSource, Inc.	57,728
1,250	NRG Energy, Inc.	31,494
1,825	OGE Energy Corp.	57,480
3	ONE Gas, Inc.	111
746	Oneok, Inc.	31,262
1,718	Pepco Holdings, Inc.	46,804
993	PG&E Corp.	53,090
848	Pinnacle West Capital Corp.	51,643
2,360	PNM Resources, Inc.	62,762
1,376	PPL Corp.	47,759
1,214	Public Service Enterprise Group, Inc.	51,770
2,849	Questar Corp.	64,681
912	SCANA Corp.	48,504
451	Sempra Energy	48,432
1,053	Southern Co.	46,013
2,642	TECO Energy, Inc.	49,801
2,072	UGI Corp.	77,481

See accompanying notes which are an integral part of these financial statements.

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15

Cloud Capital Strategic All Cap Fund	May 31, 2015

Schedule of Investments (Continued)

Shares/ Principal Amount		Fair Value
Common Stocks — (Continued)
Utilities — (Continued)
1,669	Vectren Corp.	$71,061
1,865	Westar Energy, Inc.	68,379
1,599	WGL Holdings, Inc.	92,010
1,004	Wisconsin Energy Corp.	48,471
1,502	Xcel Energy, Inc.	51,133
		2,629,196
Total Common Stocks (Cost $20,877,262)		23,654,544
Exchange-Traded Funds — 1.64%
1,600	ProShares UltraPro MidCap400 Fund	105,232
4,400	ProShares UltraPro S&P 500 Fund	311,564
Total Exchange-Traded Funds (Cost $362,370)		416,796
Rights — 0.00%
Consumer Staples — 0.00%
1,104	Safeway, Inc. (Property Development Centers)* (a)	—
1,104	Safeway, Inc. (Casa Ley)* (a)	—
Total Rights (Cost $—)		—
Cash Equivalents — 5.10%
141,883	FOLIOfn Investment Cash Account, 0.01% (b)	141,883
1,152,658	FOLIOfn Investment Sweep Account, 0.01% (b)	1,152,658
Total Cash Equivalents (Cost $1,294,541)		1,294,541
Total Investments — 99.87% (Cost $22,534,173)		25,365,881
Other Assets in Excess of Liabilities — 0.13%		32,467
Net Assets — 100.00%		$25,398,348

(a)	Securities have been deemed illiquid and represent 0.00% of the Fund’s net assets.

(b)	Rate disclosed is the seven day yield as of May 31, 2015.

*	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

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Statement of Assets and Liabilities

May 31, 2015

Assets:
Investments in securities
At cost	$22,534,173

At fair value	$25,365,881
Cash	2,969
Receivable for fund shares sold	2,234
Interest and dividends receivable	39,479
Tax reclaims receivable	31
Prepaid expenses	22,337
Total assets	25,432,931
Liabilities:
Payable to Adviser	955
Payable for investments purchased	1,965
Payable for fund shares redeemed	1,814
Payable to administrator, fund accountant and transfer agent	7,631
Payable for administrative servicing fees - Institutional Class	1,985
Other accrued expenses	20,233
Total Liabilities	34,583
Net Assets	$25,398,348

Net Assets consist of:
Paid in capital	$22,745,799
Accumulated net investment income	7,235
Accumulated net realized loss from investment transactions	(186,394)
Net unrealized appreciation on investments	2,831,708
Net Assets	$25,398,348

Institutional Class:
Shares Outstanding (unlimited number of shares authorized, no par value)	2,922,448
Net Asset Value, Offering and Redemption Price Per Share:	$8.69

See accompanying notes which are an integral part of these financial statements.

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Statement of Operations

For the Year Ended May 31, 2015

Investment Income
Dividend income (net of foreign taxes withheld of $131)	$396,135
Interest income	156
Total investment income	396,291
Expenses
Investment Adviser	111,881
Administrative servicing - Institutional Class	25,880
Administration	39,304
Fund accounting	24,837
Transfer agent	34,874
Custodian	8,418
Legal	51,863
Registration	19,356
Audit	9,497
Pricing	16,646
Trustee	6,709
Report printing	27,043
Miscellaneous	8,004
Line of credit	5,286
Total expenses	389,598
Recoupment of prior expenses waived/reimbursed by Adviser	7,955
Fees contractually waived by Adviser	(111,881)
Fees voluntarily waived by the Administrator	(2,783)
Net operating expenses	282,889
Net investment income	113,402
Net Realized and Unrealized Gain/(Loss) on Investments
Net realized gain on investment transactions	2,550,662
Net change in unrealized appreciation of investments	(953,519)
Net realized and unrealized gain on investments	1,597,143
Net increase in net assets resulting from operations	$1,710,545

See accompanying notes which are an integral part of these financial statements.

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Statements of Changes in Net Assets

	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$113,402	$224,083
Net realized gain on investment transactions	2,550,662	10,781,671
Net change in unrealized appreciation of investments	(953,519)	(3,658,396)
Net increase in net assets resulting from operations	1,710,545	7,347,358
Distributions:
From net investment income:
Institutional Class	(193,052)	(196,571)
From net realized gain:
Institutional Class	(9,091,051)	(4,113,598)
Total distributions	(9,284,103)	(4,310,169)
Capital Transactions—Institutional Class:
Proceeds from shares sold	11,015,838	4,351,185
Shares issued in connection with merger (a)	10,333,009	—
Reinvestment of distributions	6,464,866	2,286,184
Amount paid for shares redeemed	(19,229,951)	(32,032,685)
Net change resulting from capital transactions	8,583,762	(25,395,316)
Total Increase (Decrease) in Net Assets	1,010,204	(22,358,127)
Net Assets:
Beginning of year	24,388,144	46,746,271
End of year	$25,398,348	$24,388,144

Accumulated net investment income included in net assets at end of year	$7,235	$96,333
Share Transactions—Institutional Class:
Shares sold	935,892	248,756
Shares issued in connection with merger (a)	1,239,011	—
Shares issued in reinvestment of distributions	789,361	135,598
Shares redeemed	(1,356,593)	(1,819,777)
Total Institutional Class	1,607,671	(1,435,423)
(a)	See Note 1 to the Notes to Financial Statements.

See accompanying notes which are an integral part of these financial statements.

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Financial Highlights

(For a share outstanding during each period)

	For the Year Ended May 31, 2015		For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Period Ended May 31, 2012(a)
Institutional Class:
Selected Per Share Data:
Net asset value, beginning of period	$18.55		$17.00	$14.46	$15.00
Income from investment operations:
Net investment income	0.06	(b)	0.13	0.13	0.07
Net realized and unrealized gain (loss) on investments	0.77		3.22	3.54	(0.54)
Total from investment operations	0.83		3.35	3.67	(0.47)
Less distributions to shareholders:
From net investment income	(0.22)		(0.08)	(0.14)	(0.04)
From net realized gains	(10.47)		(1.72)	(0.99)	(0.03)
Total distributions	(10.69)		(1.80)	(1.13)	(0.07)
Net asset value, end of period	$8.69		$18.55	$17.00	$14.46

Total Return(c)	7.99%		20.81%	26.51%	(3.12	)%(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$25,398		$24,388	$46,746	$38,550
Ratio of expenses to average net assets	1.26	%(e)	1.23%	1.40%	1.40	%(f)
Ratio of expenses to average net assets before waiver and recoupment	1.74%		1.15%	1.27%	1.90	%(f)
Ratio of net investment income to average net assets	0.51%		0.57%	0.78%	0.53	%(f)
Ratio of net investment income to average net assets before waiver and recoupment	0.03%		0.65%	0.91%	0.03	%(f)
Portfolio turnover rate	61.71%		90.14%	72.66%	163.38	%(d)

(a)	For the period June 29, 2011 (commencement of operations) to May 31, 2012.
(b)	Net investment income per share is based on average shares outstanding during the year.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized
(e)	Includes recoupment of previously waived fees of 0.04%.
(f)	Annualized

See accompanying notes which are an integral part of these financial statements.

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Notes to the Financial Statements

May 31, 2015

Note 1. Organization

The Cloud Capital Strategic All Cap Fund (the “Fund”) (formerly the Cloud Capital Strategic Large Cap Fund) was organized as open-end diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund offers two share classes, Class A Shares and Institutional Class Shares. The Fund’s Class A Shares have not yet commenced operations. The Fund’s Institutional Class Shares commenced operations on June 29, 2011. The Fund’s investment adviser is Cloud Capital LLC (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

As of the close of business on January 16, 2015, the Fund acquired all the assets and assumed all of the liabilities of the Cloud Capital Strategic Mid Cap Fund (the “Mid Cap Fund”) pursuant to an agreement and plan of reorganization approved by the Board on November 19, 2014. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

The acquisition was accomplished by a tax-free exchange of 899,233 Institutional Class shares of the Mid Cap Fund (valued at $10,333,009) for 1,239,011 Institutional Class Shares of the Fund outstanding on January 16, 2015. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the identified cost of the investments received from the Mid Cap Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition were $13,682,729. The aggregate net assets of the Mid Cap Fund at January 16, 2015 of $10,333,009, including $555,302 of unrealized appreciation, were combined with those of the Fund, resulting in combined aggregate net assets of $24,015,738.

Assuming the acquisition had been completed on June 1, 2014, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operation for the year ended May 31, 2015, are as follows:

Net investment income	$85,147
Net realized and unrealized gains on investments	2,558,259
Net increase in net assets resulting from operations	$2,643,406

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Mid Cap Fund that have been included in the Fund’s statement of operations since January 16, 2015.

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21

Notes to the Financial Statements (Continued)

The Fund’s prospectus provides a description of the investment objective, policies and strategies, along with information on the classes of shares currently being offered.

Note 2. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation—All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes—The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

For the fiscal year ended May 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for the last three year ends, including the most recent fiscal year end which has yet to be filed.

Expenses—Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or another appropriate basis.

Security Transactions and Related Income—The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions—The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in

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22

accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effects on net assets, results of operations or net asset values per share of the Fund.

For the year ended May 31, 2015, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$460,273	$(9,448)	$(450,825)

Note 3. Securities Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establish a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1—quoted prices in active markets for identical securities
•

Level 2—other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

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23

Notes to the Financial Statements (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, exchange traded funds and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

In accordance with the Trust’s good faith pricing guidelines, the Fund, with support from the Adviser, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in management’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

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The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2015:

	Valuation Inputs
	Level 1 Quoted Prices in Active Markets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks*	$23,654,544	$—	$—	$23,654,544
Exchange-Traded Funds	416,796	—	—	416,796
Cash Equivalents	1,294,541	—	—	1,294,541
Rights	—	—	—	—

Total	$25,365,881	$—	$—	$25,365,881

*	Please refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels as of May 31, 2015 and the previous reporting period end.

Note 4. Fees and Other Transactions with Affiliates and Other Service Providers

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the Fund. For the year ended May 31, 2015, the Adviser earned fees of $111,881 from the Fund before the waivers and recoupment described below. At May 31, 2015, the Fund owed the Adviser $955.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, distribution and service (12b-1) fees, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds) does not exceed 1.40% of the net assets of the Fund. On February 1, 2014, the agreement was amended and the Adviser contractually agreed to waive, in their entirety, its advisory fees effective February 1, 2014, through September 30, 2016. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. The Adviser shall not be entitled to reimbursement for any advisory fees waived for the Fund for the period February 1, 2014, through September 30, 2016. Other than advisory fees waived from February 1, 2014, through September 30, 2016, each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal

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25

Notes to the Financial Statements (Continued)

year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation. For the year ended May 31, 2015, expenses totaling $111,881 were waived or reimbursed by the Adviser. This amount is not subject to potential recoupment by the Adviser. At a special meeting of the shareholders held on January 19, shareholders of the Fund approved a proposal to allow the Advisor to recoup reimbursements provided to the Mid Cap Fund prior to the merger. the Adviser recouped $7,955 during the period January 17, 2015, through May 31, 2015, which had previously been waived in the Mid Cap Fund.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions are as follows:

Amount	Recoverable through May 31,
$46,393	2016

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative and Chief Compliance Officer services, including all regulatory reporting and necessary office equipment and personnel. For the year ended May 31, 2015, HASI earned fees of $39,304 for administrative and compliance services provided to the Fund. For the year ended May 31, 2015, administrative expenses totaling $2,783 were voluntarily waived by HASI. At May 31, 2015, HASI was owed $2,442 from the Fund for administrative and compliance services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the year ended May 31, 2015, HASI earned fees of $34,874 for transfer agent services and reimbursement for out-of-pocket expenses incurred in providing transfer agent services. At May 31, 2015, HASI was owed $3,106 from the Fund for transfer agent services and out-of-pocket expenses. For the year ended May 31, 2015, HASI earned fees of $24,837 from the Fund for fund accounting services. At May 31, 2015, HASI was owed $2,083 from the Fund for fund accounting services.

Certain officers and a trustee of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”).

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.40% of the average daily net assets of the Class A Shares of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.

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The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. There were no 12b-1 fees for the year ended May 31, 2015, as the Class A Shares of the Fund have yet to commence operations.

The Fund may pay certain financial intermediaries that provide certain administrative services to shareholders who invest in the Institutional Class shares of the Fund, including record keeping and sub-accounting shareholder accounts. The Fund is authorized to pay up to 0.25% of the average daily net assets of the Fund’s Institutional Class shares. The payments may also be made to certain financial intermediaries in connection with client account maintenance support, statement preparation and transaction processing. The types of payments under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking or other recordkeeping fees, or one-time payments for ancillary services such as setting up the Fund on a financial intermediary’s trading systems. For the year ended May 31, 2015, the Fund incurred administrative servicing fees of $25,880. At May 31, 2015, the Fund owed $1,985 in administrative servicing fees.

The Distributor acts as the principal distributor of the Fund’s shares. A trustee and an officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. For the year ended May 31, 2015, there were no sales charges or CDSC fees deducted from the proceeds of sales, and redemption of capital shares, as the Fund’s Class A shares have not yet commenced.

Note 5. Purchases and Sales of Securities

For the year ended May 31, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Sales
$13,129,014	$24,563,733

There were no purchases or sales of long-term U.S. Government obligations during the year ended May 31, 2015.

Note 6. Line of Credit

On December 2, 2014, the Trust, on behalf of the Fund, entered into in a short-term credit agreement (“Line of Credit”) with Huntington National Bank (“Huntington”), an affiliate of HASI, expiring on December 5, 2015. Under the terms of the agreement, the Funds may borrow up to $3 million at an interest rate of LIBOR plus 150 basis points. Any borrowings under the Line of Credit are collateralized by securities in the Fund’s portfolio. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise

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27

Notes to the Financial Statements (Continued)

require the untimely disposition of securities. Huntington receives an annual facility fee of 0.125% on $3 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 10% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions. For the year ended May 31, 2015, the Fund had no borrowings under this Line of Credit.

Note 7. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 8. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At May 31, 2015, TD Ameritrade Trust Company (“TD Ameritrade”) owned, as record shareholder 72% of the outstanding shares of the Fund. It is not known whether TD Ameritrade or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund.

Note 9. Federal Tax Information

At May 31, 2015, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$23,133,046	$3,504,211	($1,271,376)	$2,232,835

The difference between book basis and tax basis unrealized appreciation was attributable primarily to the tax deferral of losses on wash sales.

The tax characterization of distributions paid for the year ended May 31, 2015 was as follows:

Ordinary Income*	Long-Term Capital Gain	Total Distributions
$1,065,158	$8,218,945	$9,284,103

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The tax characterization of distributions paid for the fiscal period ended May 31, 2014 was as follows:

Ordinary Income*	Long-Term Capital Gain	Total Distributions
$370,177	$3,939,992	$4,310,169

*	Short-term capital gains distributions are treated as ordinary income for tax purposes.

At May 31, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
$189,617	$241,831	$(11,734)	$2,232,835	$2,652,549

Note 10. Commitments and Contingencies

The Fund indemnifies its officers and trustees for certain liabilities that may arise from performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 11. Subsequent Events

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. There were no items requiring adjustment the financial statements or additional disclosures.

Note 12. Proxy Voting Results (Unaudited)

On January 14, 2015, a special meeting of the shareholders of the Fund was held at the offices of the Trust to approve the ability of the Adviser to seek reimbursement of fees waived for, and/or expenses reimbursed to the Cloud Capital Strategic Mid Cap Fund from the Fund following the reorganization of the Cloud Capital Strategic Mid Cap Fund into the Fund.

Below are the voting results from this special meeting of the Fund:

For	Against	Abstain
900,726	—	—

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29

Report of Independent Registered Public Accounting Firm

To the Shareholders of Cloud Capital Strategic All Cap Fund and

Board of Trustees of Valued Advisers Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cloud Capital Strategic All Cap Fund (the “Fund,” formerly known as Cloud Capital Strategic Large Cap Fund), a series of Valued Advisers Trust, as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cloud Capital Strategic All Cap Fund as of May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

July 27, 2015

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Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the fiscal year ended May 31, 2015, the Fund designates 66.37%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction: Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year 2015 ordinary income dividends, 69.46% for the corporate dividends received deduction.

For the fiscal year ended May 31, 2015, the Fund designated $8,218,945 as long-term capital gain distributions.

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The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Ira Cohen, 56, Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005–present).	Trustee and Audit Committee Chairman, Griffin Institutional Access Real Estate Fund since May 2014. Trustee for the Angel Oak Funds Trust since October 2014.
Andrea N. Mullins, 48, Independent Trustee, December 2013 to present.	Private investor; Independent Contractor, Seabridge Wealth Management, LLC, since April 2014; Principal Financial Officer and Treasurer, Eagle Family of Funds (mutual fund family) and Vice President, Eagle Asset Management, Inc. (investment adviser) each from 2004 to 2010.	None.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	As of the date of this report, the Trust consists of 14 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below is qualified to serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
R. Jeffrey Young, 50, Trustee and Chairman, June 2010 to present; Principal Executive Officer and President, Valued Advisers Trust since February 2010.	President of Huntington Asset Services since April 2015, Senior Vice President, since January 2010 and Director since May 2014; Director, Unified Financial Securities since May 2014; Chief Executive Officer, Huntington Funds from February 2010 to March 2015; Chief Executive Officer, The Huntington Strategy Shares from November 2010 to March 2015; President and Chief Executive Officer, Dreman Contrarian Funds March 2011 to February 2013; Trustee, Valued Advisers Trust, August 2008 to January 2010; and Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.	Trustee and Chairman, Capitol Series Trust, since September 2013.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	As of the date of this report, the Trust consists of 14 series.

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The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
R. Jeffrey Young, 50, Trustee and Chairman, June 2010 to present; Principal Executive Officer and President, Valued Advisers Trust since February 2010.	President of Huntington Asset Services since April 2015, Senior Vice President, since January 2010 and Director since May 2014; Director, Unified Financial Securities, since May 2014; Chief Executive Officer, Huntington Funds from February 2010 to March 2015; Chief Executive Officer, The Huntington Strategy Shares from November 2010 to March 2015; President and Chief Executive Officer, Dreman Contrarian Funds March 2011 to February 2013; Trustee, Valued Advisers Trust, August 2008 to January 2010; and Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.	Trustee and Chairman, Capitol Series Trust, since September 2013.
John C. Swhear, 54, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance, Huntington Asset Services, Inc., the Trust’s administrator, since April 2007 and Director since May 2014; Chief Compliance Officer, Unified Financial Securities, Inc., the Trust’s distributor, since May 2007 and Director since May 2014; President, Unified Series Trust, since March 2012, and Senior Vice President from May 2007 to March 2012; Chief Compliance Officer and AML Officer, Capitol Series Trust, since September 2013; Secretary, Huntington Funds, from April 2010 to February 2012; and President and Chief Executive Officer, Dreman Contrarian Funds, from March 2010 to March 2011.	None.
Carol J. Highsmith, 50, Vice President, August 2008 to present; Secretary, March 2014 to present	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration; Secretary, Cross Shore Discovery Fund since May 2014.	None.
Matthew J. Miller, 39, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President, Huntington Funds, since February 2010; President and Chief Executive Officer, Capitol Series Trust, since September 2013.	None.

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Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Bryan W. Ashmus, 42, Principal Financial Officer and Treasurer, December 2013 to present.	Vice President, Fund Administration, Huntington Asset Services, Inc., the Trust’s administrator, since September 2013; Chief Financial Officer and Treasurer, The Huntington Strategy Shares and The Huntington Funds, since November 2013; Vice President, Fund Administration, Citi Fund Services Ohio, Inc., from 2005 to 2013.	None.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	As of the date of this report, the Trust consists of 14 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 670-2227 to request a copy of the SAI or to make shareholder inquiries.

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34

Management Renewal Agreement (Unaudited)

At a meeting held on March 10-11, 2015, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Trust and Cloud Capital LLC (the “Cloud” or “Adviser”) with respect to the Cloud Capital Strategic All Cap Fund (the “Fund”).

The Trustees then considered the proposed renewal of the Investment Advisory Agreement between the Trust and Cloud with respect to the Fund. Counsel directed the Trustees to a memorandum that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the Investment Advisory Agreement. The Board then discussed the contractual arrangements between the Trust and Cloud with respect to the Fund. They reflected upon the Board’s prior experience with Cloud in managing the Fund, as well as their earlier discussion with Mr. Cloud.

Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the renewal of the Investment Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services to be provided by Cloud; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and anticipated profits to be realized by Cloud from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) Cloud’s practices regarding possible conflicts of interest and potential benefits derived from its relationship with the Fund.

In assessing the factors and reaching its decision, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically requested and prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested, was provided with, and reflected on, information and reports relevant to the annual renewal of the Investment Advisory Agreement, including (i) reports regarding the services and support provided to the Fund and its shareholders by Cloud; (ii) quarterly assessments of the investment performance of the Fund by personnel of Cloud; (iii) commentary on the reasons for the performance; (iv) presentations by Cloud addressing investment philosophy, investment strategy, personnel and operations of Cloud; (v) compliance and audit reports concerning the Fund and Cloud; (vi) disclosure information contained in the registration statement of the Trust with respect to the Fund and the Form ADV of Cloud; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Investment Advisory Agreement, including the material Factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Cloud, including financial information, a description of personnel and the managerial services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and

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Management Renewal Agreement

(Unaudited) (Continued)

other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund historically utilized by the Fund, as well as for separate accounts managed by Cloud; and (iii) benefits to be realized by Cloud from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.	The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered Cloud’s responsibilities under the Advisory Agreement. The Trustees considered the services being provided by Cloud to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, its coordination of services for the Fund among the Fund’s service providers, and its efforts to promote the Fund and grow its assets. The Trustees considered Cloud’s continuity of, and commitment to retain, qualified personnel and Cloud’s commitment to maintain and enhance its resources and systems, the commitment of Cloud’s personnel to finding alternatives and options that allow the Fund to maintain its goals, and Cloud’s continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees considered Cloud’s personnel, including the education and experience of Cloud’s personnel. After considering the foregoing information and further information in the Meeting materials provided by Cloud (including Cloud’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Cloud were satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and the Adviser. In considering the investment performance of the Fund and Cloud, the Trustees compared the performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, with aggregated peer group data, as well as with the performance of the Fund’s benchmark. The Trustees also considered the consistency of Cloud’s management of the Fund with its investment objectives, strategies, and limitations. The Trustees noted that the Fund’s performance was comparable to that of the peer group average for all periods. They also noted that the Fund’s performance generally trailed the benchmark for all periods except the short-term (less than one year). After reviewing and discussing the investment performance of the Fund further, Cloud’s experience managing the Fund, the Fund’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and Cloud was satisfactory.

3.	The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. In considering the costs of services to be provided and the profits to be realized by Cloud from the relationship with the Fund, the Trustees considered: (1) Cloud’s financial condition; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Cloud regarding its profits associated with managing the

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Fund. The Trustees also considered potential benefits for Cloud in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees recalled that, due to a management fee reduction and revisions to the expense limitation arrangements for the Fund, Cloud receives no management fee from the Fund. The Trustees noted that the Fund’s management fee was well below the average and median fees of peers in its category and one of the lowest in its category. The Trustees also noted that Fund’s net expense ratio was slightly higher than that of the peer average, but slightly lower than the median expense ratio, as a result of Cloud’s contractual commitment to limit the expenses of the Fund. Based on the foregoing, the Board concluded that the fees to be paid to Cloud by the Fund and the profits to be realized by Cloud, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Cloud.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with Cloud. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement and from a reduction in the management fee. They also noted Cloud’s agreement to revise the expense limitation arrangements for the Fund, which effectively eliminated the management fee. The Trustees noted that once the Fund’s expenses fell below the cap set by the arrangement, the Fund’s shareholders would continue to benefit from the economies of scale under the Trust’s agreement with service providers other than Cloud. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Cloud.

5.	Possible conflicts of interest and benefits to the Adviser. In considering Cloud’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or Cloud’s other accounts; and the substance and administration of Cloud’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to Cloud’s potential conflicts of interest. The Trustees noted that Cloud does not utilize soft dollars. The Trustees noted other potential benefits to Cloud, such as the ability to market their services in new channels (other than direct separate accounts) and some benefit from press exposure. Based on the foregoing, the Board determined that the standards and practices of Cloud relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by Cloud in managing the Fund were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined to approve the continuation of the Investment Advisory Agreement between the Trust and the Adviser.

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37

Valued Advisers Trust

PRIVACY POLICY

The following is a description of the policies of the Valued Advisers Trust (the “Trust”) regarding disclosure of nonpublic personal information that shareholders provide to a series of the Trust (each, a “Fund”) or that the Fund collects from other sources. In the event that a shareholder holds shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how shareholder nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information a Fund May Collect.

A Fund may collect the following nonpublic personal information about its shareholders:

•

Information the Fund receives from a shareholder on applications or other forms, correspondence, or conversations (such as the shareholder’s name, address, phone number, social security number, and date of birth); and

•

Information about the shareholder’s transactions with the Fund, its affiliates, or others (such as the shareholder’s account number and balance, payment history, cost basis information, and other financial information).

Categories of Information a Fund May Disclose.

A Fund may not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. A Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process shareholder transactions and otherwise provide services to the shareholder.

Confidentiality and Security.

Each Fund shall restrict access to shareholder nonpublic personal information to those persons who require such information to provide products or services to the shareholder. Each Fund shall maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Disposal of Information.

The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of a shareholder’s nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

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PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (877) 670-2227 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Ira Cohen

Andrea N. Mullins

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

INVESTMENT ADVISER

Cloud Capital LLC

5314 South Yale, Suite 606

Tulsa, OK 74135

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law Group TM

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

CUSTODIAN

FOLIOfn Investments, Inc.

8180 Greensboro Drive

8th Floor

McLean, VA 22102

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

To Shareholders of the LS Opportunity Fund,

Long Short Advisors, LLC (LSA, the “Advisor”) launched the LS Opportunity Fund (LSOFX, the “Fund”) on September 30, 2010 to offer access to a long/short equity strategy in a 1940 Act mutual fund structure. Prospector Partners, LLC, the Fund’s “Sub-Advisor”, has been operating a traditional long/short equity hedge fund with a similar investment objective since 1997 and assumed investment responsibilities for the Fund at the end of May 2015. John Gillespie, Kevin O’Brien, and Jason Kish are the Fund’s co-Portfolio Managers. The Fund aims to identify compelling long/short investment opportunities through a bottom-up stock selection process based upon in-depth analysis of business and financial fundamentals. Through extensive research, implementation of risk management, diversification, and no use of leverage on the long side, the Fund strives to do what a successful investment manager should do – preserve capital while delivering long-term capital appreciation and managing volatility. For additional information, please visit our website at www.longshortadvisors.com.

Market Review

Our fiscal year ending May 31, 2015 (the “Period”) straddles the end of 2014 and beginning of 2015. The twelve month period was characterized by lower gasoline prices, lower interest rates, rising wages, and a labor market back over its pre-recession levels create a powerful backdrop for the US consumer. Consumer free cash flow is reaching the highest level in nearly 20 years. A stronger U.S. consumer translates into a bullish outlook for the consumer discretionary sector. However, the widely feared equity market correction and rising interest rates have not yet materialized, leaving the S&P 500® Index (“S&P 500”) near all-time highs at the end of the Period. Overall, the S&P 500 finished the Period with a cumulative total return of 11.8%, while the HFRI Equity Hedge Index (HFRI) returned 5.2%.

Management Discussion of Fund Performance

Overall, the Fund gained 0.50% during the Period. The contributors and detractors highlighted below were the main factors in the Fund’s performance.

Contributors

Three stocks from the long portfolio each earned more than 100 basis points of return during the Period. These positions InterMune (ITMN), Celgene (CELG), and HCA Holdings (HCA) are also all within the healthcare sector. Two securities in the short book also provided outsized contribution to performance, Carbo Ceramics (CRR) and Green Mountain Coffee (GMCR).

Detractors

Over the entire twelve month Period, the Fund did not lose more than 61 basis points on any individual long position. A few of the underperformers included US Silica (USI), BioDelivery Sciences (BDSI), Golar LNG (GLNG), and Acceleron Pharma (XLRN). In the short book, Kraft Foods (KRFT/KHC), Post Holdings (POST), and Panera Bread (PNRA) were the biggest detractors during the Period.

About Prospector Partners LLC (Management Changes)

Prospector Partners LLC has been selected by Long Short Advisors to become the new sub-advisor of the Fund. Prospector was approved as the interim Sub-Advisor at a special meeting of the Board of Trustees in April 2015 and has been managing the assets of the Fund since May 28, 2015. Prospector will continue as the interim Sub-Advisor until shareholders vote in September 2015 to approve them on a permanent basis.

Prospector Partners has an 18-year long/short equity hedge fund track record and will manage the Fund with substantially similar longs and shorts as the hedge fund and with substantially similar net exposure. Prospector Partners’ strategy brings a wealth of experience with a goal of downside protection and a consistency of returns.

At Period’s end, the Fund’s top 10 long positions represented approximately 25.6% of the long book and included Aflac (AFL), Arch Capital (ACGL), Automatic Data (ADP), Berkshire Hathaway (BRK.B), Chubb (CHB), Endurance (ENH), Hess (HES), Leucadia (LUK), McDonalds (MCD), and Patterson (PDCO).

Also at Period’s end, the Fund’s short book is populated by shares of twenty individual companies that have business model challenges, excessive valuations, and/or aggressive accounting practices.

Thank you for your continued support and we look forward to reporting to you again following our semi-annual date of November 30, 2015.

Sincerely,

Long Short Advisors, LLC

Why might investors need a long short equity mutual fund allocation?

•	Strategy of Downside Protection: In an effort to provide downside protection in an increasingly volatile world where equity markets are near all-time highs and bond yields are near all-time lows

•

Enhancing Risk/Return: An allocation to long/short equity can allow for continued upside market capture while seeking to dampen inevitable downside equity volatility, and without the interest rate risk associated with bonds

•	Liquid Alternative Advantages: Alternative mutual funds offer daily liquidity, full quarterly portfolio transparency, no performance fees, limited leverage and lower minimum investments

Investors may be overlooking the benefits of adding long/short equity to a portfolio, with some giving up on the allocation altogether. It’s hard to blame them, as the S&P 500 has returned almost 21% annualized since the recession low point on March 9, 2009. Our belief is that these types of returns are almost certainly unsustainable, and that long/short equity strategies will again showcase their ability to generate equity-like returns while protecting capital during down markets. Graph 1 below compares the rolling twelve month return of the HFRI Equity Hedge (Total) Index relative to the S&P 500, pictorially showing the rotating nature of investing:

Source: Long Short Advisors, Hedge Fund Research

Represents comparative performance of the HFRI Equity Hedge Index versus the S&P 500. Investors cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. Past performance does not guarantee future results.

•	Winning by Not Losing

¡

Long/short equity hedge funds have outperformed the S&P 500 on a rolling twelve month basis almost 51% of the time, but one can readily see in the previous chart that the most significant periods of underperformance have been amidst ‘bubble’ markets.

¡

Using strategies to protect capital during bear markets, long/short equity funds strive to compound returns from a higher base during bull markets, thus creating the opportunity to outperform over a complete market cycle.

“The Secret of Wealth Creation is to Avoid Large Losses”

-John Gillespie, portfolio manager

Long/short equity mutual funds as an alternative to hedge funds

At this point in the evolution of the liquid alternative space, investors are starting to compare 3+ year performance numbers of alternative mutual funds to those of traditional hedge funds, and most are discovering that daily liquidity does not have to come at the expense of performance.

•

The data could not be more supportive for these investors, as the Fund has outperformed the HFRI Equity Hedge (Total) Index since the inception of the Fund on September 30, 2010. In addition, the Morningstar Long/Short Equity Category also has a lower annual return than the Fund since inception.

	October 2010 - May 2015
	Annual Return	Standard Deviation	Beta vs. S&P 500	Correlation vs. S&P 500
HFRI Equity Hedge (Total) Index	5.17%	7.0%	0.57	0.90
Morningstar Long/Short Equity Category	4.64%	5.8%	0.50	0.98
LS Opportunity Fund (LSOFX)	5.94%	8.6%	0.57	0.74

Source: Long Short Advisors, Hedge Fund Research, Morningstar

•

Thus, the Fund can serve as a daily liquid replacement or complement to a private long/short equity hedge fund with the additional benefits of a low $5,000 minimum investment, quarterly holdings transparency, no incentive fees, and minimal leverage.

Thank you for choosing the LS Opportunity Fund as a place to invest your assets alongside ours. We appreciate your trust in us to help manage and grow your capital.

Please refer to the Fund’s prospectus for a full description of the investment strategy and for more information about the Fund. You may obtain a current copy of the Fund’s prospectus by calling (877) 336-6763, or visiting our website at www.longshortadvisors.com and clicking on the ‘Fund Information’ tab.

For additional questions or to discuss this report in more detail, please contact us at (215) 399-9409, or via email at info@longshortadvisors.com

“Don’t time the market, invest in it”

The views and opinions expressed in management’s discussion of Fund performance are those of the advisor and sub-advisor as of the end of the period. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but neither the advisor nor the sub-advisor makes any representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The S&P 500 Index is a widely recognized, unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. HFRI Equity Hedge Index is compiled by Hedge Fund Research, Inc. It is comprised solely of hedge funds, and is designed to be representative of the overall composition of the hedge fund universe implementing a long/short equity strategy. The Funds’ performance is not intended to reflect the performance of the Index, which is provided for comparison purposes only. The Index is not available for direct investment. HFRX Equity Hedge Index is compiled by Hedge Fund Research, Inc. It is comprised solely of hedge funds, and is designed to be representative of the overall composition of the hedge fund universe implementing a long/short equity strategy. For inclusion in the HFRX indices a hedge fund must meet the HFRI criteria, but also be open to new transparent investment, have at least $50 million assets under management and have at least a 24 month track record. The Funds’ performance is not intended to reflect the performance of the Index, which is provided for comparison purposes only. The Index is not available for direct investment. Standard Deviation is a measure of the dispersion of a set of data from its mean. Alpha is a measure of performance on a risk adjusted basis. Beta is a measure of the volatility of a portfolio relative to the overall market. Correlation is a statistical measure of how two securities move in relation to each other. Sharpe Ratio uses standard deviation and excess return to determine reward per unit of risk.

Investment Results – (Unaudited)

Total Returns*
(For the periods ended May 31, 2015)

		Average Annual Returns
	One Year	Three Year	Since Inception (September 30, 2010)
LS Opportunity Fund	0.50%	8.86%	6.31%
S&P 500® Index**	11.81%	19.67%	16.40%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated September 30, 2014, were 2.71% of average daily net assets (2.49% after fee waivers and expense reimbursements by the Adviser.) Long Short Advisors, LLC (the “Adviser”) contractually has agreed to waive or limit its fees and to assume other expenses of the Fund until September 30, 2015, so that the ratio of total annual operating expenses does not exceed 1.95%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 336-6763.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions, if any.

** The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling (877) 336-6763. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

The chart above assumes an initial investment of $10,000 made on September 30, 2010 (commencement of Fund operations) and held through May 31, 2015. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (877) 336-6763. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA

Fund Holdings – (Unaudited)

Sector Exposure (5/31/2015)

(Based on Net Assets)

	Long	Short	Gross	Net
Consumer Discretionary	7.77%	-1.46%	9.23%	6.31%
Consumer Staples	9.34%	-1.96%	11.30%	7.38%
Energy	2.97%	-0.98%	3.95%	1.99%
Financials	37.26%	-18.59%	55.85%	18.67%
Health Care	6.96%	0.00%	6.96%	6.96%
Industrials	2.45%	0.00%	2.45%	2.45%
Information Technology	11.28%	0.00%	11.28%	11.28%
Materials	0.99%	0.00%	0.99%	0.99%
Real Estate Investment Trusts	0.96%	0.00%	0.96%	0.96%
Unclassified	0.99%	0.00%	0.99%	0.99%

Total	80.97%	-22.99%	103.96%	57.98%

The LS Opportunity Fund (“Fund”) seeks to generate long term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less risk than that of the stock market in general.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About The Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from December 1, 2014 to May 31, 2015.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period Ended May 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LS Opportunity Fund	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During the Period Ended May 31, 2015*
Actual	$1,000.00	$971.40	$12.93
Hypothetical **	$1,000.00	$1,011.82	$13.19

*	Expenses are equal to the Fund’s annualized expense ratio of 2.63%, multiplied by the average account value over the period, multiplied by 182/365.
**	Assumes a 5% return before expenses.

LS Opportunity Fund

Schedule of Investments

May 31, 2015

Common Stocks – Long – Domestic – 72.61%	Shares	Fair Value
Consumer Discretionary – 7.77%
Darden Restaurants, Inc.	14,600	$956,884
Home Depot, Inc./The	16,900	1,882,998
McDonald’s Corp.	28,900	2,772,377
Yum! Brands, Inc.	20,700	1,865,277

		7,477,536

Consumer Staples – 7.88%
Church & Dwight Co., Inc.	16,900	1,419,093
Coca-Cola Co./The	23,100	946,176
Colgate-Palmolive Co.	21,100	1,409,269
Mondelez International, Inc. – Class A	23,700	985,683
PepsiCo, Inc.	14,800	1,427,164
Procter & Gamble Co./The	17,900	1,403,181

		7,590,566

Energy – 2.97%
Hess Corp.	28,300	1,910,816
Murphy Oil Corp.	21,900	951,774

		2,862,590

Financials – 31.35%
Aflac, Inc.	30,400	1,891,488
Berkshire Hathaway, Inc. – Class B*	32,800	4,690,400
Central Pacific Financial Corp.	40,300	943,826
Chubb Corp./The	38,700	3,773,250
Citigroup, Inc.	17,300	935,584
Franklin Resources, Inc.	36,900	1,878,579
Invesco Ltd.	23,500	936,005
JPMorgan Chase & Co.	7,100	467,038
Legg Mason, Inc.	35,200	1,878,272
Leucadia National Corp.	77,000	1,896,510
Marsh & McLennan Cos., Inc.	16,100	937,503
Oritani Financial Corp.	64,300	946,496
PNC Financial Services Group, Inc./The	14,900	1,425,781
ProAssurance Corp.	32,000	1,445,760
Progressive Corp./The	52,300	1,429,882
Safety Insurance Group, Inc.	16,800	937,440
StanCorp Financial Group, Inc.	12,700	942,594
State Street Corp.	12,100	942,953

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Investments – continued

May 31, 2015

Common Stocks – Long – Domestic – 72.61% – continued	Shares	Fair Value
Financials – 31.35% – continued
T. Rowe Price Group, Inc.	11,700	$944,073
U.S. Bancorp	21,700	935,487

		30,178,921

Health Care – 6.96%
Abbott Laboratories	19,400	942,840
Invacare Corp.	22,400	486,752
Johnson & Johnson	18,800	1,882,632
Merck & Co., Inc.	24,000	1,461,360
Patterson Cos., Inc.	40,200	1,923,168

		6,696,752

Industrials – 2.45%
Lockheed Martin Corp.	5,000	941,000
Northrop Grumman Corp.	8,900	1,416,702

		2,357,702

Information Technology – 11.28%
Automatic Data Processing, Inc.	22,100	1,889,771
eBay, Inc.*	16,000	981,760
EMC Corp.	35,600	937,704
FLIR Systems, Inc.	30,600	934,830
Microsoft Corp.	39,900	1,869,714
Paychex, Inc.	19,100	943,731
Science Applications International Corp.	26,900	1,425,700
VeriSign, Inc.*	14,700	928,893
Xilinx, Inc.	19,900	943,658

		10,855,761

Materials – 0.99%
Newmont Mining Corp.	35,100	956,124

Real Estate Investment Trusts – 0.96%
Parkway Properties, Inc.	54,000	928,260

TOTAL COMMON STOCKS – LONG – DOMESTIC (Cost $70,264,422)		69,904,212

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Investments – continued

May 31, 2015

Common Stocks – Long – International – 7.37%	Shares	Fair Value
Consumer Staples – 1.46%
Diageo PLC ADR	12,700	$1,409,192

Financials – 5.91%
Arch Capital Group Ltd.*	37,100	2,370,319
Endurance Specialty Holdings Ltd.	31,200	1,896,336
XL Group PLC	37,700	1,420,536

		5,687,191

TOTAL COMMON STOCKS – LONG – INTERNATIONAL (Cost $7,138,660)		7,096,383

Exchange-Traded Funds – Long – 0.99%
SPDR Gold Shares*	8,300	947,030

TOTAL EXCHANGE-TRADED FUNDS – LONG (Cost $946,691)		947,030

TOTAL INVESTMENTS – LONG – 80.97% (Cost $78,349,773)		77,947,625

TOTAL SECURITIES SOLD SHORT – (22.99)% (Cost $22,187,688)		(22,133,006)

Other Assets in Excess of Liabilities – 42.02%		40,454,099

TOTAL NET ASSETS – 100.00%		$96,268,718

*	Non-income producing security.
ADR	– American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Securities Sold Short

May 31, 2015

Common Stocks – Short – Domestic – (21.03)%	Shares	Fair Value
Consumer Discretionary – (1.46)%
Brinker International, Inc.	(25,400)	$(1,401,572)

Consumer Staples – (1.96)%
Kellogg Co.	(30,000)	(1,883,100)

Energy – (0.98)%
Chevron Corp.	(9,200)	(947,600)

Financials – (16.63)%
Alleghany Corp.*	(2,900)	(1,378,515)
Ameriprise Financial, Inc.	(7,500)	(934,425)
Amtrust Financial Services, Inc.	(15,600)	(938,808)
Arthur J Gallagher & Co.	(19,400)	(939,930)
Bank of New York Mellon Corp./The	(21,600)	(936,576)
Cincinnati Financial Corp.	(18,600)	(940,788)
Eaton Vance Corp.	(23,300)	(945,980)
Hartford Financial Services Group, Inc.	(22,900)	(941,419)
Horace Mann Educators Corp.	(27,200)	(936,224)
Markel Corp.*	(1,900)	(1,468,244)
Prosperity Bancshares, Inc.	(17,700)	(948,189)
Prudential Financial, Inc.	(11,200)	(947,632)
Travelers Cos., Inc./The	(18,600)	(1,880,832)
Trustmark Corp.	(39,000)	(930,150)
Unum Group	(27,000)	(943,920)

		(16,011,632)

TOTAL COMMON STOCKS – SHORT – DOMESTIC (Proceeds Received $20,288,090)		(20,243,904)

Common Stocks – Short – International – (1.96)%
Financials – (1.96)%
Everest Re Group Ltd.	(5,200)	(943,852)
HSBC Holdings PLC ADR	(19,900)	(945,250)

TOTAL COMMON STOCKS – SHORT – INTERNATIONAL (Proceeds Received $1,899,598)		(1,889,102)

TOTAL SECURITIES SOLD SHORT – (22.99)% (Proceeds Received $22,187,688)		$(22,133,006)

*	Non-dividend expense producing security.
ADR	– American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Statement of Assets and Liabilities

May 31, 2015

Assets
Investments in securities at fair value (cost $78,349,773)	$77,947,625
Cash(a)	52,807,912
Foreign currencies, at fair value (Cost $5,401)	4,721
Receivable for fund shares sold	1,734
Receivable for investments sold	97,338,450
Dividends receivable	53,695
Prepaid expenses	17,427

Total Assets	228,171,564

Liabilities
Investment securities sold short at fair value (proceeds $22,187,688)	22,133,006
Payable for fund shares redeemed	1,265,627
Payable for investments purchased	108,274,249
Dividend expense payable on short postions	3,551
Payable to Adviser	165,954
Payable to administrator, fund accountant, and transfer agent	19,863
Other accrued expenses	40,596

Total Liabilities	131,902,846

Net Assets	$96,268,718

Net Assets consist of:
Paid-in capital	$92,651,488
Accumulated undistributed net investment loss	(9,702)
Accumulated undistributed net realized gain	3,975,078
Net unrealized depreciation on:
Investment securities and securities sold short	(347,466)
Foreign currency	(680)

Net Assets	$96,268,718

Shares outstanding (unlimited number of shares authorized, no par value)	7,670,036

Net asset value (“NAV”) and offering price per share	$12.55

Redemption price per share (NAV * 98%)(b)	$12.30

(a)	See Note 2 in the Notes to Financial Statements regarding restricted cash.
(b)	The Fund charges a 2.00% redemption fee on shares redeemed in 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Statement of Operations

For the year ended May 31, 2015

Investment Income
Dividend income (net of foreign taxes withheld of $6,823)	$1,370,770

Total investment income	1,370,770

Expenses
Investment Adviser	3,023,471
Administration	133,320
Fund accounting	80,091
Transfer agent	65,107
Legal	18,075
Audit	17,500
Trustee	5,557
Compliance services	3,000
Miscellaneous	168,448
Other – short sale & interest expense	361,089
Dividend expense on securities sold short	606,856

Total expenses	4,482,514

Fees waived by Adviser	(148,331)

Net expenses	4,334,183

Net investment loss	(2,963,413)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investment securities	26,171,462
Securities sold short	(12,219,792)
Written options	45,027
Foreign currency	862
Change in unrealized appreciation (depreciation) on:
Investment securities	(10,220,553)
Securities sold short	732,779
Foreign currency	(880)

Net realized and unrealized gain on investments, short securities, options, foreign currency and foreign currency contracts	4,508,905

Net increase in net assets resulting from operations	$1,545,492

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(2,963,413)	$(1,516,827)
Net realized gain on investment securities, short securities, written options, and foreign currency	13,997,559	3,707,847
Net change in unrealized appreciation (depreciation) of investment securities, short securities, and foreign currency	(9,488,654)	3,635,817

Net increase in net assets resulting from operations	1,545,492	5,826,837

Distributions From:
From net realized gains	(3,344,132)	(2,801,219)

Total distributions	(3,344,132)	(2,801,219)

Capital Transactions
Proceeds from shares sold	100,954,218	131,422,391
Reinvestment of distributions	3,259,260	2,649,446
Amount paid for shares redeemed	(156,003,469)	(25,002,470)
Proceeds from redemption fees(a)	—	12,468

Net increase (decrease) in net assets resulting from capital transactions	(51,789,991)	109,081,835

Total Increase (Decrease) in Net Assets	(53,588,631)	112,107,453

Net Assets
Beginning of period	149,857,349	37,749,896

End of period	$96,268,718	$149,857,349

Accumulated undistributed net investment loss	$(9,702)	$(795,391)

Share Transactions
Shares sold	7,821,644	10,409,801
Shares issued in reinvestment of distributions	253,639	205,383
Shares redeemed	(12,187,993)	(1,967,082)

Net increase (decrease) in share transactions	(4,112,710)	8,648,102

(a)	The Fund charges a 2% redemption fee on shares redeemed in 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Financial Highlights

(For a share outstanding during each period)

	For the Fiscal Year Ended May 31, 2015	For the Fiscal Year Ended May 31, 2014		For the Fiscal Year Ended May 31, 2013		For the Fiscal Year Ended May 31, 2012		For the Period Ended May 31, 2011(a)
Selected Per Share Data:
Net asset value, beginning of period	$12.72	$12.04		$10.29		$11.45		$10.00

Income from investment operations:
Net investment income (loss)	(0.42)	(0.26	)(b)	(0.24	)(b)	(0.23	)(b)	(0.17	)(b)
Net realized and unrealized gain (loss) on investments	0.49	1.44		1.99		(0.91)		1.62

Total from investment operations	0.07	1.18		1.75		(1.14)		1.45

Less Distributions to Shareholders:
From net realized gains	(0.24)	(0.50)		—		(0.02)		—

Redemption fees	—	—	(c)	—	(c)	—	(c)	—	(c)

Net asset value, end of period	$12.55	$12.72		$12.04		$10.29		$11.45

Total Return(d)(e)	0.50%	9.72%		17.01%		(9.92)%		14.50	%(f)
Ratios and Supplemental Data:
Net assets, end of period (000)	$96,269	$149,857		$37,750		$48,864		$20,375
Ratio of expenses to average net assets(g)	2.51%	2.49%		3.12	%(h)	3.16%		2.99	%(i)
Ratio of expenses to average net assets before waiver and reimbursement/recoupment by Adviser(g)	2.60%	2.71%		3.12%		3.06%		4.25	%(i)
Ratio of net investment loss to average net assets	(1.72)%	(2.04)%		(2.22)%		(2.19)%		(2.25	)%(i)
Portfolio turnover rate	551.53%	312.34%		310.57%		444.62%		199.48	%(f)

(a)	For the period September 30, 2010 (Commencement of Operations) through May 31, 2011.
(b)	Per share net investment loss has been calculated using the average shares method.
(c)	Amount represents less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Excludes redemption fee.
(f)	Not Annualized
(g)	Includes dividend and interest expense of 0.56%, 0.54%, 0.77%, 0.66% and 0.49% for periods ended May 31, 2015, 2014, 2013, 2012 and 2011, respectively.
(h)

Effective February 4, 2013, the Adviser agreed to waive fees to maintain Fund expenses at 1.95%. Prior to that date, the expense cap was 2.50%. (See Note 4. Fees and Other Transactions with Affiliates and Other Service Providers)

(i)	Annualized

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Notes to the Financial Statements

May 31, 2015

NOTE 1. ORGANIZATION

The LS Opportunity Fund (the “Fund”) is an open-end, diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund’s investment adviser is Long Short Advisors, LLC (the “Adviser”). Effective April 28, 2015, the Board appointed Prospector Partners, LLC (the “Sub-Adviser”) to serve as the interim sub-adviser to provide portfolio management and related services to the Fund. Prior to April 28, 2015, Independence Capital Asset Partners, LLC (the “Previous Sub-Adviser”) served as sub-adviser to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services. The investment objective of the Fund is to generate long term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less risk than that of the stock market in general.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended May 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if

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any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for the last four year ends, including the most recent fiscal year end which has yet to be filed.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income and dividend expense are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (REITS) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified among the components of net assets upon receipt of Schedules K-1(Form 1065). Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of

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possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by a fund entering into offsetting commitments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount that would be recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the fiscal year ended May 31, 2015, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-in Capital	Accumulated Undistributed Net Investment Loss	Accumulated Undistributed Net Realized Gain
$3,801,374	$3,749,102	$(7,550,476)

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The

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Fund may engage in short sales with respect to various types of securities, including Exchange-Traded Funds (ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The amount of loss may exceed the proceeds received in a short sale. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The amount of restricted cash held as collateral for securities sold short was $30,000,000 as of May 31, 2015.

Purchasing Call Options – The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be

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more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Purchasing Put Options – The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase a put option on an owned underlying security (a “protective put”) as a defensive technique to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

Writing Options – The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its Custodian, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

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Forward Currency Exchange Contracts – The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities.

Derivative Transactions – The following table identifies the effect of derivative instruments on the Statement of Operations for the fiscal year ended May 31, 2015. As of May 31, 2015, there were no open derivative positions.

Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Call Options Purchased	Net realized and unrealized gain (loss) on investment securities	64	64	$(14,756)	$—
Equity Risk:
Call Options Written	Net realized and unrealized gain (loss) on written options	206	206	26,370	—
Equity Risk:
Put Options Purchased	Net realized and unrealized gain (loss) on investment securities	206	206	(98,943)	—
Equity Risk:
Put Options Written	Net realized and unrealized gain (loss) on written options	206	206	18,657	—

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Transactions in options written during the fiscal year ended May 31, 2015 were as follows:

	Number of Contracts	Premiums Received
Written options outstanding at May 31, 2014	—	$—
Options written	412	45,027
Options expired	(412)	(45,027)

Written options outstanding at May 31, 2015	—	$—

The Fund is not subject to a master netting arrangement and its policy is to not offset assets and liabilities related to its investment in derivatives.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

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•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, exchange traded funds, real estate investment trusts, and american depositary receipts are generally valued by using market quotations, furnished by a pricing service. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.

When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Call and put options that the Fund invests in are generally traded on an exchange and are generally valued at the last trade price as provided by a pricing service. If the last sale price is not available, the options will be valued using the last bid price. The options will generally be categorized as Level 1 securities.

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Derivative instruments the Fund invests in, such as forward currency exchange contracts, are valued by a pricing service at the interpolated rates based on the prevailing banking rates and are generally categorized as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Fund, with support from the Adviser, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the management’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2015:

	Valuation Inputs
Assets	Level 1 — Quoted Prices in Active Markets	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Common Stocks*	$77,000,595	$—	$—	$77,000,595
Exchange-Traded Funds	947,030	—	—	947,030
Total	$77,947,625	$—	$—	$77,947,625

*	Please refer to Schedule of Investments for industry classifications.

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	Valuation Inputs
Liabilities	Level 1 — Quoted Prices in Active Markets	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Common Stocks*	$(22,133,006)	$—	$—	$(22,133,006)
Total	$(22,133,006)	$—	$—	$(22,133,006)

*	Please refer to Schedule of Securities Sold Short for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the fiscal year ended May 31, 2015.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the Fund’s average net assets. For the fiscal year ended May 31, 2015, the Adviser earned a fee of $3,023,471 from the Fund before the waivers described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses” (i.e., investment companies in which the Fund may invest), and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) do not exceed 1.95% of net assets. This expense limitation arrangement also does not include the expense of other investment companies in which the Fund may invest. The contractual agreement is effective through September 30, 2015. For the fiscal year ended May 31, 2015, the Adviser waived fees of $148,331. At May 31, 2015, the Adviser was owed $165,954 from the Fund for advisory services. The waiver and/or reimbursement by

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the Adviser with respect to the Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitations described above.

The amount subject to repayment by the Fund pursuant to the aforementioned conditions at May 31, 2015 was:

Amount	Recoverable through May 31,
$159,710	2017
148,331	2018

The Adviser has retained the Sub-Adviser to provide portfolio management and related services to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services. The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended May 31, 2015, HASI earned fees of $133,320 for administrative services provided to the Fund. At May 31, 2015, the Fund owed HASI $8,951 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. A trustee of the Trust is a member of management of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”).

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended May 31, 2015, HASI earned fees of $65,107 from the Fund for transfer agent services. For the fiscal year ended May 31, 2015, HASI earned fees of $80,091 from the Fund for fund accounting services. At May 31, 2015, the Fund owed HASI $5,397 for transfer agent services and $5,515 for fund accounting services.

The Distributor acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended May 31, 2015. A trustee and an officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor.

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May 31, 2015

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended May 31, 2015, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases
U.S. Government Obligations	$—
Other	807,626,383
Sales
U.S. Government Obligations	$—
Other	887,836,222

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At May 31, 2015, National Financial Services, Inc. (“NFS”) owned, as record shareholder, 79% of the outstanding shares of the Fund. It is not known whether NFS or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund.

NOTE 8. FEDERAL TAX INFORMATION

At May 31, 2015, the appreciation (depreciation) of investments, net of proceeds for investment securities sold short, for tax purposes was as follows:

Amount
Gross Unrealized Appreciation	$195,314
Gross Unrealized Depreciation	(566,512)

Net Unrealized Depreciation	$(371,198)

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May 31, 2015

NOTE 8. FEDERAL TAX INFORMATION – continued

At May 31, 2015, the aggregate cost of securities, net of proceeds for investment securities sold short, for federal income tax purposes, was $56,185,817.

The tax characterization of distributions for the fiscal years ended May 31, 2015 and May 31, 2014, were as follows:

	2015	2014
Distributions paid from:
Long-term Capital Gain	$3,344,132	$2,801,219

	$3,344,132	$2,801,219

At May 31, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$2,549,871
Undistributed long-term capital gains	1,448,940
Accumulated capital and other losses	(9,702)
Unrealized appreciation/(depreciation)	(371,879)

$3,617,230

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of wash losses.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

On July 10, 2015, the Fund paid the following distributions to shareholders of record on July 9, 2015.

Distribution Type	Per Share
Short-Term Capital Gain	$0.477221
Long-Term Capital Gain	$0.271177

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May 31, 2015

NOTE 10. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 11. SUBSEQUENT EVENT

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. The Adviser and the Board were informed of certain portfolio management changes expected to occur within the Previous Sub-Adviser to the Fund that would impact the ongoing management of the Fund. As such, the Board terminated the previous sub-advisory agreement on April 23, 2015 and that termination became effective on May 28, 2015. At a special meeting held on April 28, 2015, the Board met to approve an interim sub-advisory agreement with Prospector Partners so that it may provide sub-advisory services to the Fund. The Sub-Advisor commenced providing services to the Fund on an interim basis on May 28, 2015. At its June 30, 2015 meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved the new sub-advisory agreement between the Sub-Adviser and the Adviser, subject to shareholder approval. Shareholders are expected to vote on this proposal at a special meeting to occur on, or about, September 17, 2015. Shareholders will also be asked to vote on a proposal to implement a multi-manager arrangement whereby the Adviser, under certain circumstances, would be able to hire and replace sub-advisers for the Fund without obtaining shareholder approval.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of LS Opportunity Fund and

Board of Trustees of Valued Advisers Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of LS Opportunity Fund (the “Fund”), a series of Valued Advisers Trust, as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended May 31, 2011, were audited by other auditors whose report dated July 22, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LS Opportunity Fund as of May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

July 28, 2015

Additional Federal Income Tax Information (Unaudited):

The Form 1099-DIV you receive in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the fiscal year ended May 31, 2015, the Fund designates 0%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction: Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year 2015 ordinary income dividends, 0% for the corporate dividends received deduction.

For the fiscal year ended May 31, 2015, the Fund designated $5,159,265 as long-term capital gain distributions.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships

Ira Cohen, 56, Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005 – present).	Trustee and Audit Committee Chairman, Griffin Institutional Access Real Estate Fund since May 2014. Trustee for the Angel Oak Funds Trust since October 2014.

Andrea N. Mullins, 48, Independent Trustee, December 2013 to present.	Private investor; Independent Contractor, Seabridge Wealth Management, LLC, since April 2014; Principal Financial Officer and Treasurer, Eagle Family of Funds (mutual fund family) and Vice President, Eagle Asset Management, Inc. (investment adviser) each from 2004 to 2010.	None.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	As of the date of this report, the Trust consists of 14 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below is qualified to serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships

R. Jeffrey Young, 50, Trustee and Chairman, June 2010 to present; Principal Executive Officer and President, Valued Advisers Trust since February 2010.	President of Huntington Asset Services since April 2015, Senior Vice President, since January 2010 and Director since May 2014; Director, Unified Financial Securities since May 2014; Chief Executive Officer, Huntington Funds from February 2010 to March 2015; Chief Executive Officer, The Huntington Strategy Shares from November 2010 to March 2015; President and Chief Executive Officer, Dreman Contrarian Funds March 2011 to February 2013; Trustee, Valued Advisers Trust, August 2008 to January 2010; and Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.	Trustee and Chairman, Capitol Series Trust, since September 2013.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	As of the date of this report, the Trust consists of 14 series.

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships

R. Jeffrey Young, 50, Trustee and Chairman, June 2010 to present; Principal Executive Officer and President, Valued Advisers Trust since February 2010.	President of Huntington Asset Services since April 2015, Senior Vice President, since January 2010 and Director since May 2014; Director, Unified Financial Securities, since May 2014; Chief Executive Officer, Huntington Funds from February 2010 to March 2015; Chief Executive Officer, The Huntington Strategy Shares from November 2010 to March 2015; President and Chief Executive Officer, Dreman Contrarian Funds March 2011 to February 2013; Trustee, Valued Advisers Trust, August 2008 to January 2010; and Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.	Trustee and Chairman, Capitol Series Trust, since September 2013.

John C. Swhear, 54, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance, Huntington Asset Services, Inc., the Trust’s administrator, since April 2007 and Director since May 2014; Chief Compliance Officer, Unified Financial Securities, Inc., the Trust’s distributor, since May 2007 and Director since May 2014; President, Unified Series Trust, since March 2012, and Senior Vice President from May 2007 to March 2012; Chief Compliance Officer and AML Officer, Capitol Series Trust, since September 2013; Secretary, Huntington Funds, from April 2010 to February 2012; and President and Chief Executive Officer, Dreman Contrarian Funds, from March 2010 to March 2011.	None.

Carol J. Highsmith, 50, Vice President, August 2008 to present; Secretary, March 2014 to present	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration; Secretary, Cross Shore Discovery Fund since May 2014.	None.

Matthew J. Miller, 39, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President, Huntington Funds, since February 2010; President and Chief Executive Officer, Capitol Series Trust, since September 2013.	None.

Bryan W. Ashmus, 42, Principal Financial Officer and Treasurer, December 2013 to present.	Vice President, Fund Administration, Huntington Asset Services, Inc., the Trust’s administrator, since September 2013; Chief Financial Officer and Treasurer, The Huntington Strategy Shares and The Huntington Funds, since November 2013; Vice President, Fund Administration, Citi Fund Services Ohio, Inc., from 2005 to 2013.	None.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	As of the date of this report, the Trust consists of 14 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 336-6763 to request a copy of the SAI or to make shareholder inquiries.

Continuation of Investment Advisory Agreement and Sub-Advisory Agreement Relating to the LS Opportunity Fund (Unaudited)

At a meeting held on March 10-11, 2015, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Long Short Advisors, LLC (“LSA” or “Adviser”) on behalf of the LS Opportunity Fund (the “Fund” or “LS Fund”) and the renewal of the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Adviser and Independence Capital Asset Partners, LLC (“ICAP” or “Sub-Adviser”) on behalf of the Fund. Counsel noted that the 1940 Act requires the approval of the investment advisory agreement between the Trust and its investment adviser by the Board, including a majority of the Independent Trustees. The Board then specifically discussed the arrangements between the Adviser and the Trust with respect to the Fund.

Counsel directed the Trustees to a memorandum that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the agreements. A copy of this memorandum was circulated to the Trustees in advance of the meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the renewal of the Advisory Agreement and Sub-Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser, including its oversight of ICAP; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and anticipated profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest and potential benefits derived from its relationship with the Fund. He pointed out that the Board’s duties with respect to the Sub-Advisory Agreement are the same as those with respect to the Advisory Agreement. The Board discussed the contractual arrangements between the Trust and LSA, and between LSA and ICAP with respect to the Fund.

Advisory Agreement

With respect to the proposed renewal of the Advisory Agreement, Counsel discussed with the Trustees the factors that should be considered by the Board in order to make an informed decision regarding the renewal of the Advisory Agreement, including a review of the factors as applicable to LSA. In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically requested and prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the LS Fund and its shareholders by LSA; (ii) quarterly assessments of the investment performance of the LS Fund by personnel of LSA; (iii) commentary on the reasons for the performance; (iv) presentations by LSA addressing investment philosophy, investment strategy, personnel and operations of ICAP; (v) compliance and audit reports concerning the LS Fund and LSA and the oversight by LSA of similar reports concerning ICAP; (vi) disclosure information contained in the registration statement of the Trust with respect to the LS Fund and the Form ADV of LSA; (vii) information relating to the manner in which LSA oversees ICAP; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about LSA, including financial information, a description of personnel and the managerial services provided to the LS Fund, information on investment advice, performance, summaries of LS Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the LS Fund; and (iii) benefits to be realized by LSA from its relationship with the LS Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the Agreement, the Trustees considered:

1.

The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered LSA’s responsibilities under the Advisory Agreement. The Trustees considered the services being provided by LSA to the Fund including its process for overseeing the sub-adviser’s portfolio management of the Fund, assuring compliance with the Fund’s investment objectives and limitations, its coordination of services for the Fund among the Fund’s service providers, and its efforts to promote the Fund and grow its assets. The Trustees reviewed the steps LSA takes to oversee and supervise the sub-adviser, as described in the materials provided by LSA. The Trustees noted that LSA had recently added a chief operating officer who has been beneficial to the operations of LSA and of the Fund. The Trustees also considered the relationship of LSA’s affiliate and its utilization of the infrastructure and other resources of its affiliate. The Trustees considered LSA’s continuity of, and commitment to retain, qualified personnel and LSA’s commitment to maintain and enhance its resources and systems, the commitment of LSA’s personnel to finding alternatives and options that allow the Fund to maintain its goals, and LSA’s continued cooperation with the Board and Counsel for the Fund. The Trustees considered LSA’s personnel, including the education and experience of LSA’s personnel. After considering the foregoing information and further information in the Meeting materials provided by LSA (including LSA’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by LSA were satisfactory and adequate for the Fund.

2.

Investment Performance of the Fund and the Adviser. In considering the investment performance of the Fund, the Trustees noted that LSA did not manage any accounts directly and that it had delegated the portfolio management responsibilities of the Fund to a sub-adviser. Accordingly, the Trustees concluded that their consideration of this factor for LSA was less relevant in their determination of LSA’s performance of its duties than other factors. The Trustees considered the consistency of LSA’s management oversight of the Fund’s sub-adviser with the Fund’s investment objective, strategies, and limitations. The Trustees also compared the short-term performance of the Fund with the performance of its benchmark index, a style specific index and comparable funds with similar objectives managed by other investment advisers. The Trustees noted that the Fund’s performance, in the period since the Fund’s inception, was better than that of its style-specific benchmark, but that the Fund had underperformed as compared to its broad-based market index. The Trustees also observed that the Fund had outperformed the average and median of peers in the Fund’s category for the period since inception, although the Fund’s performance was lower than the average and median for periods of one year and less. After reviewing and discussing the investment performance of the Fund further, LSA’s experience in overseeing the sub-adviser to the Fund, the Fund’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund was satisfactory.

3.

The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. In considering the costs of services to be provided and the profits to be realized by LSA from the relationship with the Fund, the Trustees considered: (1) LSA’s financial condition; (2) asset levels of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by LSA regarding its profits associated with managing the Fund. The Trustees also considered the relationship of LSA’s affiliate and its utilization of the infrastructure and other resources of its affiliate. The Trustees also considered potential benefits for LSA in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Fund’s management fee was the highest in its peer group and the net expense ratio was also among the highest in its peer group. In this regard, the Trustees reflected upon their discussion with representatives of LSA earlier in the Meeting, and commented on LSA’s assertion that the firm provided a premium product in comparison to other products in the marketplace. The Board concluded that the fees to be paid to LSA by the Fund and the profits to be realized by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by LSA.

4.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with LSA. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted that once the Fund’s expenses fell below the cap set by the arrangement, the Fund’s shareholders would continue to benefit from the economies of scale under the Fund’s agreements with service providers other than LSA. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by LSA.

5.

Possible conflicts of interest and benefits to the Adviser. In considering LSA’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the operations of LSA’s investment advisory affiliate; and the substance and administration of LSA’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to LSA’s potential conflicts of interest. The Trustees noted other potential benefits (in addition to the management fee) to LSA, such as the ability to offer the Fund as an investment option for the smaller clients of LSA’s affiliate. Based on the foregoing, the Board determined that LSA’s standards and practices relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by LSA in managing the Fund were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined to approve the continuation of the Advisory Agreement between the Trust and the Adviser.

Sub-Advisory Agreement

The Board then specifically discussed the proposed renewal of the Sub-Advisory Agreement between LSA and ICAP with respect to the LS Fund. Counsel again referenced the memorandum from Counsel that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Sub-Advisory Agreement. Counsel reminded the Trustees of the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the renewal of the Sub-Advisory Agreement, including a review of the Factors as applicable to ICAP.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically requested and prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board was provided with information and reports relevant to the annual renewal of the Sub-Advisory Agreement, including: (i) reports regarding the services provided to the LS Fund and its shareholders by ICAP; (ii) compliance and audit reports concerning the LS Fund and ICAP; (iii) disclosure information contained in the registration statement of the Trust with respect to the LS Fund and the Form ADV of ICAP; and (iv) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Sub-Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about ICAP, including financial information, a description of personnel and the services provided to the LS Fund, information on investment advice, performance, summaries of LS Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the LS Fund; (iii) the anticipated effect of size on the LS Fund’s performance and expenses; and (iv) benefits to be realized by ICAP from its relationship with the LS Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Sub-Advisory Agreement and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the Agreement, the Trustees considered:

1.

The nature, extent, and quality of the services to be provided by the Sub-Adviser. In this regard, the Board considered ICAP’s responsibilities under the Sub-Advisory Agreement. The Trustees considered the services being provided by ICAP to the LS Fund, including, without limitation: the quality of its investment sub-advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations. The Trustees considered ICAP’s continuity of, and commitment to retain, qualified personnel and ICAP’s commitment to maintain and enhance its resources and systems, the commitment of ICAP’s personnel. The Trustees considered ICAP’s personnel, including the education and experience of ICAP’s personnel. After considering the foregoing information and further information in the Meeting materials provided by ICAP (including ICAP’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by ICAP were satisfactory and adequate for the Fund.

2.

Investment Performance of the Fund and the Sub-Adviser. In considering the investment performance of the Fund and ICAP, the Trustees compared the short-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data and with its benchmarks. The Trustees also considered the consistency of ICAP’s management of the Fund with its investment objective, strategies, and limitations. The Trustees considered the performance of other accounts managed by ICAP. The Trustees noted that the Fund Fund’s performance, in the period since the Fund’s inception, was better than that of its style-specific benchmark, but that the Fund had underperformed as compared to its broad-based market index. The Trustees also observed that the Fund had outperformed the average and median of peers in the Fund’s category for the period since inception, although the Fund’s performance was lower than the average and median for periods of one year and less. The Trustees considered that the performance of the Fund was less than that of ICAP’s composite of other accounts that were managed in a manner similar to the Fund. After reviewing and discussing the investment performance of the Fund further, ICAP’s experience sub-advising the Fund, the Fund’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and ICAP was satisfactory.

3.

The costs of the services to be provided and profits to be realized by the Sub-Adviser from the relationship with the Fund. In considering the costs of services to be provided and the profits to be realized by ICAP from the relationship with the Fund, the Trustees considered: (1) ICAP’s financial condition; (2) the asset levels of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of sub-advisory fee payments. The Trustees reviewed information provided by ICAP regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for ICAP in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the sub-advisory fee) to other accounts managed by ICAP. The Trustees noted that the sub-advisory fee was lower than any other accounts with similar objectives and strategies managed by ICAP. Based on the foregoing, the Board concluded that the fees to be paid to ICAP by the Fund’s adviser and the profits to be realized by ICAP, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by ICAP.

4.

The extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with ICAP. The Board considered that while the sub-advisory fee changed with changes in the Fund’s assets, the Fund’s shareholders did not realize any changes in their overall expenses as ICAP’s fee was paid entirely from the advisory fee paid to the investment adviser, which was fixed. The Board considered the sub-advisory fees in light of the overall arrangement with the Fund’s investment adviser. In light of the foregoing, the Board determined that the Fund’s fee arrangements for ICAP, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by ICAP.

5.

Possible conflicts of interest and benefits to the Sub-Adviser. In considering ICAP’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or ICAP’s other accounts; and the substance and administration of ICAP’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to ICAP’s potential conflicts of interest. The Trustees noted that ICAP may utilize soft dollars and the Trustees noted ICAP’s policies and processes for managing the conflicts of interest that could arise from soft dollar arrangements. The Trustees noted another potential benefit (in addition to the sub-advisory fee) to ICAP, which is the ability to generate a public performance record for potential clients that utilize hedge funds as well as mutual funds. Based on the foregoing, the Board determined that the standards and practices of ICAP relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by ICAP in managing the Fund were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined to approve the continuation of the Sub-Advisory Agreement between the Adviser and the Sub-Adviser.

VALUED ADVISERS TRUST

PRIVACY POLICY

The following is a description of the policies of the Valued Advisers Trust (the “Trust”) regarding disclosure of nonpublic personal information that shareholders provide to a series of the Trust (each, a “Fund”) or that the Fund collects from other sources. In the event that a shareholder hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how shareholder nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information a Fund May Collect. A Fund may collect the following nonpublic personal information about its shareholders:

•

Information the Fund receives from a shareholder on applications or other forms, correspondence, or conversations (such as the shareholder’s name, address, phone number, social security number, and date of birth); and

•

Information about the shareholder’s transactions with the Fund, its affiliates, or others (such as the shareholder’s account number and balance, payment history, cost basis information, and other financial information).

Categories of Information a Fund May Disclose. A Fund may not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. A Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process shareholder transactions and otherwise provide services to the shareholder.

Confidentiality and Security. Each Fund shall restrict access to shareholder nonpublic personal information to those persons who require such information to provide products or services to the shareholder. Each Fund shall maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of a shareholder’s nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

PROXY VOTING

A copy of the policies and procedures of the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling the Fund at (877) 336-6763. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Ira Cohen

Andrea Mullins

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

John C. Swhear, Chief Compliance Officer, AML Officer and Vice President

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

INVESTMENT ADVISOR

Long Short Advisors, LLC

1818 Market Street, 33rd Floor, Suite 3323

Philadelphia, PA 19103

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.,

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

CUSTODIAN

Citibank, N.A.

388 Greenwich Street

New York, NY 10013

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Andrea N. Mullins, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

LS Opportunity Fund:	FY 2015	$14,000
	FY 2014	$13,500

BFS Equity Fund:	FY 2015	$13,000
	FY 2014	$12,500

Cloud Capital Funds:	FY 2015	$13,500
	FY 2014	$25,000

(b)	Audit-Related Fees

Registrant

LS Opportunity Fund:	FY 2015	$0
	FY 2014	$0

BFS Equity Fund:	FY 2015	$0
	FY 2014	$0

Cloud Capital Funds:	FY 2015	$0
	FY 2014	$0

(c)	Tax Fees

Registrant

LS Opportunity Fund:	FY 2015	$5,000
	FY 2014	$2,500

BFS Equity Fund:	FY 2015	$2,500
	FY 2014	$2,500

Cloud Capital Funds:	FY 2015	$2,500
	FY 2014	$5,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant

LS Opportunity Fund:	FY 2015	$0
	FY 2014	$0

BFS Equity Fund:	FY 2015	$0
	FY 2014	$0

Cloud Capital Funds:	FY 2015	$19,400
	FY 2014	$20,000

Nature of the fees: Rule 17f-1 Examination

(e)	(1)	Audit Committee’s Pre-Approval Policies

		The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

	(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2015	$0	$0
FY 2014	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith.

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Valued Advisers Trust

By	/s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date	8/05/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date	8/05/2015

By	/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date	8/05/2015